                                 Exhibit 99.1

                              Sunterra Corporation
                   Consolidated Debtor and Non-Debtor Entities
                                  Balance Sheet
                                January 31, 2002

                                                                         Total
                                                                    Consolidated
                                                                     (Unaudited)
                                                                     -----------

Assets:
------
Cash and cash equivalents                                         $  23,137,183
Cash in escrow and restricted cash                                   64,482,788
Mortgages receivable, net                                           173,547,765
Retained interests                                                   15,973,946
Due from related parties                                              9,305,564
Other receivables, net                                               12,363,078
Income tax refund receivable                                            990,117
Prepaid expenses and other assets                                    23,034,559
Investment in joint ventures                                         19,763,808
Assets held for sale                                                 11,665,896
Real estate and development costs                                   177,255,559
Property and equipment, net                                          66,039,437
Intangible assets, net                                               24,427,194
                                                                  -------------

                                                                  $ 621,986,894
                                                                  =============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                            $  59,606,494
Notes payable subject to compromise                                 527,064,698
Accounts payable not subject to compromise                           18,011,802
Accrued liabilities                                                 179,025,097
Notes payable not subject to compromise                             166,823,491
Income taxes payable                                                          -
Deferred income taxes                                                   226,033
                                                                  -------------
                                                                    950,757,615

Stockholders' equity                                               (328,770,721)
                                                                  -------------

Total liabilities and equity                                      $ 621,986,894
                                                                  =============

               The accompanying notes and Monthly Operating Report are an integral part of these consolidated financial statements. Certain reclassifications were made to the consolidated financial statements which were not made to the individual debtor entities.

                              Sunterra Corporation
                   Consolidated Debtor and Non-Debtor Entities
                                Income Statement
                      For the Month Ended January 31, 2002

                                                                        Total
                                                                    Consolidated
                                                                     (Unaudited)
                                                                     -----------
Revenues:
--------
Vacation interests sales                                           $ 10,792,371
Interest income                                                       2,447,862
Other income (loss)                                                   4,297,239
                                                                   ------------
     Total revenues                                                  17,537,472
                                                                   ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                      2,376,101
Advertising, sales and marketing                                      7,048,655
Provision for doubtful accounts                                         852,597
Loan portfolio expenses                                               1,150,118
Maintenance fees and subsidies                                        1,001,751
General and administrative                                            5,515,302
Depreciation and amortization                                         1,177,949
Resort property asset writedowns                                              -
                                                                   ------------
Total costs and operating expenses                                   19,122,473
                                                                   ------------

Income (loss) from operations                                        (1,585,001)

Interest expense                                                      1,328,219
Other nonoperating expenses                                                   -
Realized (gain) on available-for-sale securities                              -
Equity (gain) on investment in joint ventures                          (236,219)
Bankruptcy expenses:
     Loss/(Gain) on Sale of Assets                                       (3,220)
     Interest (Income)                                                  (46,176)
     Professional Services                                            2,046,024

Extraordinary item                                                  (13,602,768)
                                                                   ------------

Income (loss) before provision for taxes                              8,929,139

Provision for income taxes                                               17,440
                                                                   ------------
Net income (loss)                                                  $  8,911,699
                                                                   ============

               The accompanying notes and Monthly Operating Report are an integral part of these consolidated financial statements. Certain reclassifications were made to the consolidated financial statements which were not made to the individual debtor entities.

                                                                      Form No. 5
                                                                        (page 1)

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

IN RE:                          )          Case No. 00-5-6931-JS  through
SUNTERRA CORPORATION et al.,    )                   00-5-6967-JS, 00-5-8313-JS
                                )                   (Chapter 11)
          Debtors               )          (Jointly Administered under
                                                Case No. 00-5-6931-JS)

MONTHLY OPERATING REPORT Calendar Month Jan. 1 through Jan. 31, 2002
                                        ----------------------------

                        FINANCIAL BACKGROUND INFORMATION

1.   ACCOUNT STATUS:  Cash ____________ Accrual       X
                                                -------------

2. PREPARER: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report. Ann Cohen, Vice President
     ---------------------------------------------------------------------------
     1781 Park Center Drive, Orlando, Florida 32835 (407) 532-1000
     ---------------------------------------------------------------------------

3.   EMPLOYEE INFORMATION:
     Number of employees paid this period:               979
                                                         ---
     Current number of employees                         979
                                                         ---
     Gross monthly payroll:
         Officers, directors and principals              $  420,992
                                                         ----------
         Other employees                                 $2,320,399
                                                         ----------
     All post-petition payroll obligations
     including payroll taxes are current.  Exceptions:   None
                                                      -----------

4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS OF OPERATIONS since the last reporting period? Yes ____ No X . If yes,
                                                             ---
     explain:

     ___________________________________________________________________________

     ___________________________________________________________________________

5.   Are all BUSINESS LICENSES or BONDS current?
       Yes  X   No ____  Not Applicable ____
           ---

6.   PRE-PETITION ACCOUNTS RECEIVABLE:
     Calculation still in process, will supply at a later date. See Note below

       Collected this Period                      $_____________________
       Ending Balance                             $_____________________

7.   POST-PETITION ACCOUNTS RECEIVABLE:
     Calculation still in process, will supply at a later date. See Note below 0-30 Days: $__________ 31-60 Days: $__________ Over 60 Days: $__________

                                                                      Form No. 5
                                                                        (page 2)

If there are any post-petition Accounts Receivable over 60 days, provide
                 -------------
Schedule AR giving a listing of such accounts and explain the delinquencies. ? Yes ____ No ____.

Note:
The majority of Accounts Receivable consists of Mortgages Receivable. The Debtors are in the process of analyzing the Mortgage Receivables In-Transit Aging. Supporting documents are available should the U.S. Trustee require more information.

8.   POST-PETITION ACCOUNTS PAYABLE:
     0-30 Days: $1,696,139  31-60 Days: $983,487  Over 60 Days: $1,428,550
                ----------              --------                ----------

If there are any post-petition Accounts Payable over 30 days, provide Schedule
                 -------------
AP giving a listing of such accounts and explain the delinquencies.

Note:
Supporting documents for the A/P aging are available should the U.S. Trustee require more information.

9.   TAXES: Are all taxes being paid to the proper taxing authorities when due?
     Yes  X    No ____. See Note below
         ---
On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes during the reporting period. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Also attach copies of the monthly sales tax statement, payroll tax statement, unemployment tax statement AND real estate tax statement with evidence of payment of these taxes.

Note:
There have been no changes to the escrow of payroll taxes as originally presented in the June 2000 MOR, except that the payroll service provider has been changed to ADP. Effective January 2001, ADP began to escrow payroll taxes for the Debtors. Supporting documents are available should the U.S. Trustee require more information.

10. BANK ACCOUNTS: Have you changed banks or any other financial institution during this period: Yes X No ___
                             ---

     If yes, explain: See Attachment D
                      ----------------------------------------------------------

     ___________________________________________________________________________

11. Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are all current? Yes X No ____.
                      ---

     If no, explain: ___________________________________________________________

     ___________________________________________________________________________

                                                                      Form No. 5
                                                                        (page 3)

12.  INSURANCE: Policy expiration dates: See Attachment B

     Auto and Truck   _________________    Liability      ___________________
     Fire             _________________    Workers Comp   ___________________
     Other            _________________    Expires:       ___________________

13.  ACTIONS OF DEBTOR. During the last month, did the Debtor:
     (a) Fail to defend or oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate? Yes ____ No X .
                                                                     ---

     If yes, explain: __________________________________________________________

     ___________________________________________________________________________

     OR consent to relief from the automatic stay (Section 362)? Yes ___ No  X .
                                                                            ---
     If yes, explain: __________________________________________________________

     ___________________________________________________________________________

     (b) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor? Yes X No _____________________________
                                            ---

     If no, explain: ___________________________________________________________

     ___________________________________________________________________________

14. TRANSFER OR SALE OF PROPERTY: Did the Debtor or any person with control over any of the Debtor's assets transfer, convey or abandon any of Debtor's
                                                                 ---
     assets to another party during the period of this report other than as set forth herein (including sales by creditors)? Yes ___ No X .
                                                             ---

     If yes, explain: __________________________________________________________

     ___________________________________________________________________________

     If yes, a copy of court order authorizing the referenced action must be
                                                                     ----
     attached.

Please discuss any pending motions to sell estate assets.

Type of Motion
--------------

       See Attachment A.

Brief Description of Asset
--------------------------
       See Attachment A.

                                                                      Form No. 5
                                                                        (page 4)
Projected Income
----------------

      See Attachment A.

You may attach a copy of the notice of sale in lieu of completing the description. Indicate if notice(s) attached. Yes: X See Attachment A.
                                                  --


15. PAYMENTS TO SECURED CREDITORS during Reporting Period:

                      Frequency of      Amount                Next              Post-Petition
                      Payments per      of Each               Payment           Pmts. Not Made
Creditor              Contract          Payment               Due               No. Amt
-----------------------------------------------------------------------------------------------
Finova                                  $99,750,000
-----------------------------------------------------------------------------------------------
Ableco Financing/Foothill               None
-----------------------------------------------------------------------------------------------
98-A Securitization                     $1,389,541 principal and interest
-----------------------------------------------------------------------------------------------
99-A Securitization                     $1,614,990 principal and interest
-----------------------------------------------------------------------------------------------
99-B Securitization                     $1,002,596 principal and interest
-----------------------------------------------------------------------------------------------
Greenwich Capital                       $301,756
-----------------------------------------------------------------------------------------------
Bank of America                         None
-----------------------------------------------------------------------------------------------
Key Global Finance                      $28,146
-----------------------------------------------------------------------------------------------
GE Capital (Matrix leases)              None
-----------------------------------------------------------------------------------------------
Matrix Funding                          $18,899
-----------------------------------------------------------------------------------------------
Cypress Land Loans                      $11,250
-----------------------------------------------------------------------------------------------
Societe General (Barton Capital)        $1,124,518 principal and interest
-----------------------------------------------------------------------------------------------

                                                                      Form No. 5
                                                                        (page 5)
16. PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc.) during Reporting Period:

  Professional Name                                 Type of Service Rendered                 Fees Paid
  ----------------------------------------------------------------------------------------------------
  Akin, Gump Strauss Hauer & Fled LLP               Legal Fees                                     797
  Alston Hunt Floyd & Ing                           Legal Fees                                   1,462
  AP Corp Advisors                                  Professional Fees                           60,484
  Ballard Spahr Andrews & Ingersoll                 Legal Fees                                   6,315
  Bankruptcy Services LLC                           Legal Fees                                  38,197
  Bass Berry & Sims                                 Legal Fees                                     667
  Bell Boyd Lloyd LLC                               Legal Fees                                   3,054
  Berman, Marshall F                                Legal Fees                                     500
  DeConcini McDonald Yetwin Lacy                    Legal Fees                                   8,438
  Deloitte & Touche                                 Professional Fees                          877,616
  Dewey Ballantine LLP                              Legal Fees                                     720
  Fried, Frank, Harris                              Legal Fees                                 137,598
  Gregkay Development                               Legal Fees                                     250
  Hale & Hale PA                                    Legal Fees                                   4,973
  Hale Lane Peek Dennison Howard & Anderson         Legal Fees                                     874
  Holland & Knight                                  Legal Fees                                 147,598
  Huntsinger & Jeffer Inc                           Legal Fees                                   2,488
  Isherwood & Isherwood, P.C.                       Legal Fees                                   7,708
  Jay Alix & Assoc.                                 Professional Fees                          596,732
  Jefferies & Company                               Legal Fees                                  58,223
  Jeffrey Chanin                                    Professional Fees                          155,884
  Johnson, Murrell & Case                           Legal Fees                                  21,300
  Kaufman & Canoles                                 Legal Fees                                  11,930
  KPMG                                              Professional Fees                          354,591
  Landers, Jackson                                  Legal Fees                                   2,000
  Lowther, Johnson, Joyner, Lowter, Cully           Legal Fees                                     645
  Paul, Hastings, Janofsky                          Legal Fees                                  84,919
  Paul,Weiss,Rifkind,Wharton & Garrison             Professional Fees                           16,698
  Potter Enterprises, Inc.                          Legal Fees                                   5,000
  Potter, Mills & Bateman                           Legal Fees                                   1,487
  Rinaldi, Pasquale                                 Legal Fees                                   2,000
  Schreeder Wheeler & Flint                         Legal Fees                                   3,320
  Shapiro Sher                                      Legal Fees                                  58,804
  Singleton, Jere                                   Legal Fees                                   2,000
  Spencer Stuart                                    Professional Fees                          256,660
  Stoops & Kloberdanz PLC                           Legal Fees                                     495
  Whiteford Taylor                                  Legal Fees                                 492,968
  Willkie Farr                                      Legal Fees                                 446,249
  Wolcott Rivers Wheary Basnight & Kelly, PC        Legal Fees                                   8,760
                                                                                            ----------
                                                    Legal & Professional                    $3,880,398
                                                                                            ==========

17. QUARTERLY U.S. TRUSTEE FEES paid during Reporting Period:
    Monthly Disbursements:          For the month of January:
    (calendar quarter)              Quarter 4 fees paid None
                                                        ----

                                                                      Form No. 5
                                                                        (page 6)

VERIFICATION

       I declare under penalty of perjury that the information contained in this Monthly Operating Report (including schedules) is true and correct to the best of my knowledge, information and belief . The business of the Debtors is complex. The Debtors have sought to report all information contained in this Monthly Operating Report completely and accurately. The Debtors will review their records and other information on an on-going basis to determine whether this Monthly Operating Report should be supplemented or otherwise amended. The Debtors' independent auditors, Deloitte & Touche LLP, are currently performing an audit of the Debtors financial statements for the fiscal year ended December 31, 2001. The unaudited financial information submitted herein is subject to the continuing review of the Debtors, which is ongoing as a result of, among other things, the audit being conducted by Deloitte & Touche LLP, and is subject to revision and adjustment. The Debtors reserve the right to file, at any time, such supplements or amendments to this Monthly Operating Report as the Debtors deem appropriate. This Monthly Operating Report should not be considered an admission regarding any of the Debtors' income, expenditures or general financial condition, but rather the Debtors' current compilation of such information based on their investigations to date. The Debtors do not make, and specifically disclaim, any representation or warranty as to the completeness or accuracy of the information set forth herein. All parties are encouraged to inform the Debtors or their counsel should they believe any part of this Monthly Operating Report to be inaccurate, incomplete or in need of supplementation in any way.

Dated:            May 22, 2002
              ---------------------------

              DEBTOR IN POSSESSION

By:            /s/ Lawrence E. Young
              ---------------------------

Name/Title:   Lawrence E. Young CFO
              ---------------------------

Address:      1781 Park Center Drive, Orlando, Florida 32835
              ----------------------------------------------

Telephone:        (407) 532-1000
              ---------------------------


REMINDER:  Attach copies of debtor in possession bank statements.
--------

NOTE: Due to the number of bank accounts, no bank statements have been attached. See Attachment D for bank account listing.

 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                  ATTACHMENT A
                                  ------------
                           To Monthly Operating Report
                      Sunterra Corp., et al., January, 2002
                      -------------------------------------

         The following motions to sell assets of the Debtors were pending during the month of January, 2002:

                  Motion for (I) Approval of Sale of Real Property and Related Assets Free and Clear of Liens and Encumbrances, and (II) Assumption and Assignment of Executory Contracts (Carambola Beach Resort, St. Croix) (filed June 15, 2001); and

                  DIP Motion for Approval of Sale of Real Property Free and Clear of Liens and Encumbrances (Villas de Santa Fe, New Mexico) (filed January 17, 2002); and

                  DIP Motion for Approval of (i) Sale of Real Property Free and Clear of Liens and Encumbrances and (ii) Brokerage Fee in Connection with Sale (The Highlands at Sugar, North Carolina) (filed January 25, 2002).

         Also in January, 2002, the Debtors may have disposed of certain assets pursuant to the Order Authorizing The Sale And/Or Abandonment Of Miscellaneous Assets Including But Not Limited To Certain Furniture, Fixtures And Equipment, entered by the Court on September 14, 2000. (All of the pleadings referred to above are on file with the Clerk's Office).

         The Debtors may also have disposed of certain assets in the ordinary course of business in January, 2002.

Sunterra Resorts Policy Register 2002 - 2003                        Attachment B
--------------------------------------------

Type of                 Company & Policy   Policy
Coverage                Policy Number      Period      Limits/Deductible                    Premium     Comments
--------                -------------      ------      -----------------                   -------     --------
Primary General         American Safety    3/1/02-     $2,000,000 Aggregate per          $  492,356    McGriff Broker
Liability               Risk Retention     2/28/03     location;                                       covers all Sunterra Corp's.
                                                       $2,000,000 Products/                            locations except Lake
                                                       Completed  Operations                           Arrowhead, Hawaii resorts
                                                       Aggregate;                                      and St. Maarten resorts
                                                       $1,000,000 Personal &
                                                       Advertising Injury;
                                                       $1,000,000 Each Occurrence;
                                                       $50,000 Fire Legal;
                                                       $1,000,000 EBL;
                                                       $1,000,000 Liquor Liability;
                                                       $5,000 Deductible

General Liability       American Safety    3/1/02-     Covers $5,000 per occurrence      $  160,000    McGriff Broker
Stop Loss               Risk Retention     2/28/03     deductible on the primary G/L
Aggregate Fund                                         policy for 12 months
Umbrella Policy         Lexington Ins.     3/1/02-     $20M each occurrence/$20M         $  271,893    Rated A++XV
                        Co. (AIG) &        2/28/03     aggregate where applicable;
                        American Home                  Excess of scheduled underlying
                        (AIG)                          policy(ies) Auto, GL & DIC
Excess Liability        Ohio Casualty      3/1/02-     $25M each occurrence/$25M         $   50,000    Rated AXI
Policy                  Insurance Co.      2/28/03     aggregate where applicable;
                                                       Excess of $25M each
                                                       occurrence/$25M aggregate
                                                       Auto, GL & DIC
Foreign Liability       Royal & Sun        3/1/02-     $1,000,000 Commercial GL;         $   99,654    Covers claims brought
DIC General Liability   Alliance           2/28/03     $1,000,000 Contingent Auto                      against Sunterra Corp. and
Cover                                                  Liability;                                      subsidiaries for claims/
                                                       $1,000,000 Employers Liability                  accidents occurring outside
                                                                                                       the USA which are litigated/
                                                                                                       filed in the USA
                                                                                                       Rated A++XV
Property Policy         Lloyds of          3/1/02-     $2.5 million annual aggregate     $1,579,560    McGriff Broker
                        London             2/28/03                                                     Covers all Sunterra Corp's.
                        168601N &                                                                      owned ormanaged resorts,
                        Royal Surplus                                                                  except for the St. Maarten
                        Lines                                                                          resorts, Marc Resorts &
                                                                                                       Kaanapali, HI
Property Policy         Steadfast          3/1/02-     $2.5 million excess of $2.5       $  732,309    McGriff Broker
                        Insurance Co.      2/28/03     million annual aggregate for all                Excess property covers 2/nd/
                        Policy #                       perils, separately for Flood and                layer; $5 million in combined
                        SPP370051000                   Earthquake                                      property, business
                                                                                                       interruption and continuing
                                                                                                       expenses coverage. This
                                                                                                       policy will drop down and
                                                                                                       become primary if the above
                                                                                                       policy limits are exhausted.
Property Policy         Westchester        3/1/02-     $20 million excess of $2.5        $  490,678    McGriff Broker
                        Surplus Lines      2/28/03     million per occurrence, which in                Excess property covers 3/rd/
                        Insurance Co.                  turn excess of $2.5 million                     layer;  $25 million in
                        WXA6637731                     annual aggregate for all perils                 combined property, business
                                                       annually, separately for Flood                  interruption and continuing
                                                       and Earthquake                                  expenses coverage

Sunterra Resorts Policy Register 2002 - 2003                       Attachment B
-------------------------------------------

Type of                 Company &            Policy
Coverage                Policy Number        Period    Limits/Deductible                    Premium    Comments
--------                -------------        ------    -----------------                    -------    --------
Property Policy         Royal Surplus        3/1/02-   $50 million excess $22.5 million    $165,198    McGriff Broker
                        Lines -              2/28/03   except California Earthquake                    Excess property 4/th/ layer;
                        TKHD323436                     ($25 million excess $22.5                       $75 million in combined
                                                       million per occurrence, which in                property, business
                                                       turn excess of $2.5 million                     interruption and continuing
                                                       annual aggregate for all perils)                expenses coverage
Property Policy         Commonwealth         3/1/02-   $5 million excess of $5 million     $157,980    Wind Flood Hail Coverage
                        Insurance Company    2/28/03   per occurrence for wind, hail                   for U.S. Virgin Islands
                                                       and flood USVI
Boiler and              Travelers            3/1/02-   $50,000,000                         $  9,000    McGriff Broker
Machinery               Insurance            2/28/03                                                   Covers all Sunterra Corp's
Coverage                Company                                                                        locations and resorts except
                        #BMGM5J273K                                                                    St. Maarten and Lake
                        099611L01                                                                      Arrowhead; $45  million
                                                                                                       excess of the primary Lloyds
                                                                                                       property policy.
HOA D&O Policy          National Union       11/1/01-  Various limits-see schedule                     Marsh Broker
                        Fire Insurance Co.   11/1/02   $5,000 deductible                               Individual D&O policies for
                        #004738335                                                                     HOA Boards
                                                                                           $  3,100    AOAO Poipu Point $2 million
                                                                                           $  3,100    AOAO Hawaiian Monarch $3
                                                                                                       million
                                                                                           $  2,100    Breakers of Ft. Lauderdale
                                                                                                       Condo Assoc. $2 million
                                                                                           $  3,100    Bent Creek Golf Village
                                                                                                       Assoc. Inc. $2 million
                                                                                           $  2,100    Carambola Beach Resort
                                                                                                       Owners Assoc. Inc. $2
                                                                                                       million
                                                                                           $  3,100    Coral Sands of Miami Beach
                                                                                                       Timeshare Assoc. Inc. $2
                                                                                                       million
                                                                                           $  3,100    Gatlinburg Town Square
                                                                                                       Resort Condo II Assoc. $2
                                                                                                       million
                                                                                           $  3,100    Gatlinburg Town Square
                                                                                                       Members Assoc. $2 million
                                                                                           $  3,100    Gatlinburg Town Square
                                                                                                       Master Assoc. $2 million
                                                                                           $  3,100    Grand Beach Resort Condo
                                                                                                       Assoc. $2 million
                                                                                           $  3,100    Greensprings Plantation
                                                                                                       Resort Owners Assoc. $2
                                                                                                       million
                                                                                           $  2,100    Lake Tahoe Vacation
                                                                                                       Ownership Resort Owners'
                                                                                                       Assoc. $2 million
                                                                                           $  3,100    Mountain Meadows
                                                                                                       Timeshare Owners' Assoc.
                                                                                                       $2 million
                                                                                           $  3,100    Plantation at Fall Creek
                                                                                                       Condo Assoc. $2 million
                                                                                           $  3,100    Poipu Point Vacation
                                                                                                       Owners' Assoc. $2 million
                                                                                           $  2,100    Polynesian Isles Resort
                                                                                                       Condo IV Assoc. $2 million

Sunterra Resorts Policy Register 2002 - 2003                        Attachment B
--------------------------------------------

Type of             Company &            Policy
Coverage            Policy Number        Period      Limits/Deductible                 Premium      Comments
--------            -------------        ------      -----------------                 -------      --------
HOA D&O Policy -    National Union       11/1/01-    Various limits - see schedule                  Marsh Broker
Continued           Fire Insurance       11/1/02     $5,000 deductible                              Individual D&O policies for HOA
                    Co. #004738335                                                                  Boards
                                                                                       $2,100       Polynesian Isles Resort Master
                                                                                                    Assoc.  $2 million
                                                                                       $5,100       Polynesian Isles Resort Condo
                                                                                                    Assoc. $2 million
                                                                                       $3,100       Powhatan Plantation Owners
                                                                                                    Assoc. $2 million
                                                                                       $2,100       The Ridge on Sedona Golf Resort
                                                                                                    Owners' Assoc.  $2 million
                                                                                       $3,100       Ridge Pointe Property Owners
                                                                                                    Assoc. $2 million
                                                                                       $3,000       Scottsdale Villa Mirage Resort
                                                                                                    Owners' Assoc. $2 million
                                                                                       $3,100       Sedona Springs Resort Owners'
                                                                                                    Assoc. $2 million
                                                                                       $2,100       Sedona Summit Resort Owners'
                                                                                                    Assoc. $2 million
                                                                                       $3,100       Town Village Resort Condo
                                                                                                    Assoc., Inc. $2 million
                                                                                       $9,170       Scottsdale Villa Mirage Resort
                                                                                                    Condo Assoc. Inc. $2 million
                                                                                       $3,100       Vacation Timeshare Owners
                                                                                                    Assoc.  $5 million
                                                                                       $2,100       Villas de Santa Fe Condo Assoc.
                                                                                                    $2 million
                                                                                       $2,100       Villas on the Lake Owners
                                                                                                    Assoc. $2 million
Corporate           Genesis              1/27/01-    $10,000,000                       $100,000     Marsh Broker
Directors &         Insurance Co.        1/27/02                                                    Extended period for reporting
Officers            #YB001931A                                                                      coverage for policy that
Tail coverage                                                                                       expired 1/27/01
Corporate           Genesis              1/27/01-    $10,000,000 x 15 million          $50,000      Marsh Broker
Directors &         Insurance Co.        1/27/02                                                    Extended period for reporting
Officers            #YXB001937                                                                      coverage for policy that
Tail coverage                                                                                       expired 1/27/01
Corporate           Twin City Fire       1/27/01-    $5,000,000 x 10 million           $35,000      Marsh Broker
Directors &         Insurance Co.        1/27/02                                                    Extended period for reporting
Officers            (Hartford) #NDA                                                                 coverage for policy that
Tail coverage       0131223-00                                                                      expired 1/27/01
Corporate           Genesis Insurance    1/27/01-    $5,000,000 Primary                $647,500
Directors &         Co. #YXB002299       1/27/02
Officers
Corporate           Gulf Insurance       1/27/01-    $5,000,000 X $5,000,000           $323,750
Directors &         Company              1/27/02
Officers            #GA0723854
Corporate           Twin City Fire       1/27/01-    $5,000,000 X $10,000,000          $242,813
Directors &         Insurance Co.        1/27/02
Officers            (Hartford) #NDA
                    0131223-01
Corporate           Greenwich            1/27/01-    $5,000,000 X $15,000,000          $160,000
Directors &         Insurance Co.        1/27/02
Officers            (XL - Capitol)
------------------------------------------------------------------------------------------------------------------------------------

Sunterra Resorts Policy Register 2002 - 2003                        Attachment B
--------------------------------------------

Type of              Company &          Policy
Coverage             Policy Number      Period     Limits/Deductible                     Premium        Comments
--------             -------------      ------     -----------------                     -------        --------
Corporate            Clarendon          1/27/01-   $5,000,000 X $20,000,000              $150,000
Directors &          National           1/27/02
Officers             Insurance Co.
                     (MAG)

Professional         Philadelphia       6/1/01     $5,000,000                            $84,802        Marsh Broker
Liability E&O        Indemnity          6/1/02     $10,000 deductible                                   E&O coverage for mortgage
                     HCL 2002942                                                                        banking, resort management
                                                                                                        and independent brokers by
                                                                                                        endorsement
Workers              Legion             6/15/01-   $1,000,000 limit per accident;        $803,916       McGriff Broker
Compensation         Compensation       6/15/02    $1,000,000 Disease policy limit;                     Covers all states except
All Other States     Company                       $1,000,000 Disease - each                            Hawaii, Nevada, Washington
                     TBA                           employee                                             and U.S. Virgin Islands
Workers              TIG Insurance      6/15/01-   $1,000,000 limit per accident;        $365,475       Marsh Honolulu broker
Compensation                            6/15/02    $1,000,000 Disease policy limit;                     Coverage Hawaii locations -
Hawaii                                             $1,000,000 Disease - each employee                   Marc, Embassy Poipu,
                                                                                                        Kaanapali and Sunterra
                                                                                                        Pacific resorts
EPL                  Lexington          4/8/02     $15,000,000 each insured event limit  $316,295       Marsh
                     #1052315           4/8/03     $15,000,000 total aggregate policy    (does not      EPL coverage extends to
                                                   period limit                          include E&S    independent contractors and
                                                   $100,000 deductible                   or other       claims against Sunterra for
                                                                                         applicable     acts of independent
                                                                                         taxes)         contractors
Sunterra             St. Paul Fire &    4/09/01-   $1,000,000 single limit;              $70,734 AOS    McGriff Atlanta
Automobile           Marine             4/09/02    $5,000 per accident deductible;       $16,464 FL
Policy & Garage-     CA00101153                    $200,000 garagekeepers liab.          $29,941 Va
keepers              CA00101154 FL                 $2,500 GK Collision deductible;       $865 USVI
                     CA00101152 Va                 $500 GK Comprehensive
                     CA00101155                    deductible
                     USVI
Hawaii               TIG Insurance      3/01/01-   $1,000,000 bodily injury per          TBD            Marsh Honolulu broker
Automobile           Co.                3/10/02    incident;
Liability Policy                                   $1,000,000 property
                                                   damage per incident;
                                                   $500/$500 collision/
                                                   comprehensive
                                                   deductible; $1,000,000
                                                   limit; $1,000
                                                   deductible
                                                   $20,000/$40,000
                                                   non-stacked
                                                   Uninsured/underinsured
                                                   motorist
Hawaii GL Policy     TIG Insurance      3/1/01     $1,000,000 each occurrence            $240,000       Marsh Honolulu broker
                     Co.                3/1/02     $50,000 fire damage
                                                   $5,000 medical expenses
                                                   $1,000,000 personal injury
                                                   $2,000,000 general aggregate
                                                   $2,000,000 products/completed
                                                   operations aggregate
                                                   $1,000 deductible
General Liability    TIG Insurance      3/1/01     $2,000,000 aggregate                  $8,792         McGriff Broker
Ridge Spa and        Co.                3/1/02     $1,000,000 occurrence                                Separate policy for spa and
Racquet Club         #T7003750051204               $300,000 fire damage                                 health club
                                                   $5,000 medical expense
------------------------------------------------------------------------------------------------------------------------------------

Sunterra Resorts Policy Register 2002 - 2003                        Attachment B
--------------------------------------------

Type of            Company &           Policy
Coverage           Policy Number       Period     Limits/Deductible                     Premium     Comments
--------           -------------       ------     -----------------                     -------     --------
Marina Operators   Commercial Union    5/1/01-    $1,000,000 protection and             $20,500     McGriff Broker
Liability          Insurance           5/1/02     indemnity                                         Plantation at Fall Creek,
                   CZJH20890                      $1,000,000 rental liability                       Villas on the Lake,
                                                  $100,000 per vessel Bailees                       Powhatan Plantation
                                                  $1,000,000 per occurrence                         Campground and Marina
                                                  Bailees
                                                  $1,000 deductible
Comprehensive      National Union      2/28/01-   $200,000 single loss                  $2,500      Marsh Broker
3D Policy          Fire Insurance      2/28/02    $2,500 deductible single loss                     Employee dishonesty
(#10/81) for       Co.                                                                              coverage
Island Colony      #860-60-05
Comprehensive      National Union      2/18/01-   $200,000 single loss                  $2,500      Marsh Broker
3D Policy          Fire Insurance      2/18/02    $2,500 deductible single loss                     Employee dishonesty
(#10/81) for       Co.                                                                              coverage
Poipu Point        #008-606-508
Blanket Crime      National Union      9/1/01-    $3,000,000                            $30,012     Marsh Broker
Policy             Fire Insurance      8/31/02    $25,000 deductible                                Covers all Sunterra Corp.
                   Co. of                                                                           locations and managed
                   Pittsburgh, PA                                                                   locations
                   #473-30-27
St. Maarten        Allianz Royal       7/12/01-   $43,603,000 loss limit                $1,210,956  McGriff Atlanta
Property           Nederland           7/12/02    $10,000 deductible per
Insurance                                         occurrence
                                                  2% TIV deductible for flood and
                                                  wind
Boiler &           Travelers           7/12/01-   $30,000,000                           $13,100     McGriff Atlanta
Machinery          Insurance           7/12/02
St. Maarten        Company
                   BMG532X4032
Foreign Liability  Zurich              7/12/01-   $1,000,000 aggregate                  $11,000     McGriff Atlanta
Contingent                             7/12/02    $500,000 each occurrence
Automobile                                        $1,000,000 fire legal
Liability,                                        $1,000,000 liquor liability
Garagekeepers,
Innkeepers
St. Maarten
Business Travel    Unum Policy #       5/01/01-   $5,000,000 aggregate limit of         $8,280      Aon Consulting, Inc.
Accident Policy    GTA 23207           5/01/02    liability
Basic Life         Prudential          1/01/02-   1/X2Salary to $1,000,000
Insurance          Healthcare          12/31/02
                   Contract #76976
Supplemental       Prudential          1/01/02-   1,2, or 3 X Salary to $1,000,000
Life Insurance     Healthcare          12/31/02
                   Contract #76976
AD&D               Prudential          1/01/02-   50% to $100,000
                   Healthcare          12/31/02
                   Contract #76976
Short Term         Prudential          1/01/02-   60% to $1,000
Disability         Healthcare          12/31/02
                   Contract #76976
Long Term          Prudential          1/01/02-   50% to $10,000
Disability         Healthcare          12/31/02
                   Contract #76976
Dental             MetLife Contract    1/01/02-   $50/$150 deductible;                              In-Network: 100% / 80% /
                   #300151             12/31/02   $1,500 annual maximum;                            50% /50%
                   (insured)                      $50 orthodontia deductible;                       Out-of-Network: 80% / 60% /
                                                  $2,000 orthodontia maximum                        30% / 50%
------------------------------------------------------------------------------------------------------------------------------------

Sunterra Corporation et al., Debtors                                Attachment D
Case No. 00-5-6931-JS through 00-5-6967, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Bank Accounts as of January 31, 2002

Property Name             Acct. Title                                 Bank Name                      Bank Account #        ABA#
------------------------------------------------------------------------------------------------------------------------------------
Bent Creek                Bent Creek Golf Course                      Mountain National Bank            104006440
Coral Sands               SWF E/A for Signature Resorts Inc. (Coral   Banko of America                003064479205      063100277
                          Sands Resort)
Coral Sands               Coral Sands Resort                          Harbor Bank                       0140420282      051405463
Cypress Pointe            UBOC Presales @ SWF -SWF LLP E/A for        First Union National Bank       2000002004219     063107513
                          Cypress Pointe Resort- Special Holding A/C
Cypress Pointe            SWF for Sunterra Corp. (Cypress Pointe)     First Union National Bank       2000004380326     063107513
                          Escrow
Cypress Pointe            Petty Cash - Spiffs                         First Union National Bank       2090000321205     063000021
Cypress Pointe            Cypress Pointe Resort II                    Harbor Bank                       0140420209      51405463
Escapes                   Sunterra Escapes                            Bank One Arizona
EVR Grand Beach           SWF E/A for Grand Beach Resort LP           Bank of America                  003064413944     063000047
EVR Grand Beach           UBOC Presales @ SWF - IES Custodian for     Bank of America                  003064413957     063000047
                          Sunterra Corp (GBR Special Holding Acct)
EVR Grand Beach           Petty Cash - Resort Marketing               First Union National Bank       2090000740365     063000021
EVR Grand Beach           SWF E/A for Grand Beach Resort LP Tax       First Union National Bank       2090001812807     063000021
                          Escrow
EVR Lake Tahoe            Lake Tahoe Resort Partners, LLC             Wells Fargo Bank                  0059011684      121000248
EVR Lake Tahoe            RMI, Inc. Lake Tahoe Payroll Acct           Wells Fargo Bank                  0901069161      121000248
EVR Lake Tahoe            Resort Marketing International              Wells Fargo Bank                  0901069187      121000248
EVR Tahoe                 Embassy/Lake Tahoe Sunterra Escrow          Chicago Title Ledger
                          Trust
Fall Creek                SWF LLP E/A for Sunterra Corporation        Bank of America                  002863355107     081000032
                          (Plantation at Fall Creek)
Fall Creek                SWF LLP E/A for Signature Resorts           Commercial Fed Bank              000055546341     304072080
                          Inc.(Sunterra-Branson)
Flamingo                  SWF E/A for AKGI-St Maarten NV              First Union National Bank       2090001067487     063000021
Flamingo                  SWF                                         First Union National Bank       2090001067487     63000021
Flamingo Beach            French Franc's                              Banque Francaise Commerciale     60214839088         N/A
Flamingo Beach            French Usds                                 Banque Francaise Commerciale     60639999040         N/A
Flamingo Beach            Developer                                   First Union National Bank       2000009376937     063000021
Flamingo Beach            Payroll Usd                                 Windward Island Bank              20018002           N/A
Flamingo Beach            Operating                                   Windward Island Bank              20018100           N/A
Flamingo Beach            Merchant                                    Windward Island Bank              20018209           N/A
Flamingo Beach            Payroll Naf                                 Windward Island Bank              20145702           N/A
Gatlinbug (Bent Creek)    Resort Marketing International Inc./        First Union National Bank       2000010996393     063000021
                          Sunterra Resorts-Gatlinburg
Gatlinburg (Bent Creek)   IES E/A for Bent Creek                      Bank First                        04806220        064204198
Gatlinburg (Bent Creek)   IES E/A Bent Creek-Special Holding Account  Bank First                        04813197        064204198
Gatlinburg (Town Square)  IES E/A for Town Square                     Bank First                        04806476        064204198
Gatlinburg (Town Square)  UBOC Presalse @ SWF - IES E/A Gatlinburg    Bank First Holding Account        04813200        064204198
                          Town Square Special Holding Account
Gatlinburg (Town Village) IES E/A for Town Village                    Bank First                        04807618        064204198
Greensprings              Greensprings Associates Escrow Account      Bank of America                 004130354431

Harbour Lights            Resort Mktg. Intl. Harbour Lights Trust     Wells Fargo Bank                 0087-588356        14003
                          Acct.
Northern VA Sales Ctr.    Springfield Escrow Account                  Bank of America                 004112989829
Polynesian Isles          SWF E/A for Polynesian Isles                First Union National Bank       2000001995578     063000021
Powhatan                  Powhatan Associates Escrow Account          Bank of America                 004112989170
Ridge at Sedona           IES, Inc. Escrow Agent for The Ridge        Bank of America                  252-962160       122101706
RMI Carslbad              Carlsbad Encore                             First Union National Bank       2000009398740     063000021
RMI Orlando               Resort Marketing International Inc          First Union National Bank       2000010996380     063000021
                          Operating Account
Roundhill- Tahoe          RMI, Inc. Brokers Acct.                     Wells Fargo Bank                 2002871663       121000248

Sunterra Corporation et al., Debtors                                Attachment D
Case No. 00-5-6931-JS through 00-5-6967, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Bank Accounts as of January 31, 2002

Property Name             Acct. Title                                   Bank Name                    Bank Account #         ABA#
------------------------------------------------------------------------------------------------------------------------------------
Royal Dunes               Port Royal Resort LP-SWF                      First Union National Bank     2010000250673      053207766
                          Attorney/Escrow Agent
Royal Palm                SWF E/A for AKGI-St Maarten NV                First Union National Bank     2090001067490      063000021
Royal Palm                Payroll Usd                                   Windward Island Bank             20017103           N/A
Royal Palm                Operating                                     Windward Island Bank             20017201           N/A
Royal Palm                Merchant                                      Windward Island Bank             20017310           N/A
Royal Palm                Payroll Naf                                   Windward Island Bank             20145604           N/A
San Luis Bay              San Luis Bay Trust                            Wells Fargo Bank                0468864627       121000248
Santa Fe                  Santa Fe EscrowTerritorial Title & Abstract   Bank of America                004271416775      107000327

Santa Fe                  IES, Inc. Escrow agent for Villas de Santa    Bank of America                004676660029      122101706
                          Fe
Santa Fe                  IES, Inc. E/A for Sunterra Corp.(Villas de    Wells Fargo Bank                1353128272
                          Santa Fe
Scottsdale                IES, Inc. Escrow Agent for Scottsdale Villa   Bank of America                 252-962179       122101706
                          Mirage
Scottsdale Villa Mirage   Resort Marketing Int'l                        Bank One Arizona                2017-4207        122100024
Scottsdale Villa Mirage   Resort Marketing Int'l                        Bank One Arizona                2017-4235        122100024
Scottsdale Villa Mirage   All Seasons Realty Inc SVM Function &         Bank One Arizona                2323-6529        122100024
                          Activities
Scottsdale Villa Mirage   Scottsdale Villa Mirage Gifting               Bank One Arizona                2364-5629        122100024
Scottsdale Villa Mirage   Scottsdale spiff                                                              0441-4497
Sedona                    Int'l Escrow Services, Inc. (Not an Escrow)   Bank One                        3198-7602        122100024

Sedona Properties         All Seasons- Legal Acct.                      Bank One Arizona                0768-8821        122100024
Sedona Properties         All Seasons Realty-Activities Clearing Acct   Bank One Arizona                0768-9453        122100024

Sedona Properties         All Seasons Realty Inc-Functions Acct         Bank One Arizona                1005-8089        122100024
Sedona Properties         RMI Comm                                      Bank One Arizona                2363-9077        122100024
Sedona Properties         Ridge at Sedona Golf Resort- Sedona Golf      Bank One Arizona                2750-9886        122100024
                          Resort Spiffs Acct.
Sedona Properties         Ridge at Sedona Golf Resort- Sedona           Bank One Arizona                2750-9907        122100024
                          Springs Spiffs Acct.
Sedona Properties         RMI Payroll                                   Bank One Arizona                2751-0916        122100024
Sedona Properties         All Seasons Resorts Inc.- gifting             Bank One Arizona                634180335        122100024
Sedona Springs            IES, Inc. Escrow Agent for Sedona Springs     Bank of America                 252-962208       122101706

Sedona Summit             IES, Inc. Escrow Agent for Sedona Summit      Bank of America                 252-962195       122101706

St. Croix - Carambola     Hotel Merchant                                The Bank of Nova Scotia           856-18         101606216
St. Croix - Carambola     Capital Reserve                               The Bank of Nova Scotia           962-10         101606216
St. Croix - Carambola     Hotel Operating                               The Bank of Nova Scotia           965-12         101606216
Steamboat                 Brokerage Trust Account                       Vectra Bank                     4810007148         20031
Sunterra Corporation      Signature Resorts Inc                         Fidelity Investments         0059-0080390248     021000018
Sunterra Corporation      Sunterra Corporation-Operating                First Union National Bank     2000008319856      063000021
Sunterra Corporation      Sunterra Corporation, Credit Card             First Union National Bank     2000008319869      063000021
Sunterra Corporation      Sunterra Corporation-Payroll                  First Union National Bank     2000008319953      063000021
Sunterra Corporation      Reserve Sunterra Centre                       First Union National Bank     2000010014042      063000021
Sunterra Corporation      International Timeshares SWF E/A for          First Union National Bank     2090002245732      063000021
                          International Timeshares Inc.
Sunterra Corporation      Signature Resorts Inc                         First Union National Bank     2090002393011      063000021
Sunterra Corporation      Sunterra Corporation                          Salomon Smith Barney        224-90675-1-9-315    021000021
Sunterra Corporation      International Timeshares- Timeshare           SunTrust Bank                 0766766226205
                          Closing Services, Inc.-Sunterra Escrow
                          Account
Sunterra Finance          Grand Bch-Restricted Cash Endpaper            Bank One                        0345-2926        122100024
Sunterra Finance          Flamingo-Restricted Cash Endpaper             Bank One                        0457-3009        122100024
Sunterra Finance          Royal Palm-Restricted Cash Endpaper           Bank One                        0460-7723        122100024
Sunterra Finance          Port Royal-Restricted Cash Endpaper           Bank One                        0910-6733        122100024
Sunterra Finance          San Luis-Restricted Cash Endpaper             Bank One                        1324-5007        122100024

Sunterra Corporation et al., Debtors                                Attachment D
Case No. 00-5-6931-JS through 00-5-6967, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Bank Accounts as of January 31, 2002

Property Name           Acct. Title                                   Bank Name                    Bank Account #           ABA#
------------------------------------------------------------------------------------------------------------------------------------
Sunterra Finance        Bent Creek-Restricted Cash Endpaper           Bank One                         2142-5075          122100024
Sunterra Finance        Concord Secur 98A                             Bank One                         2313-5354          122100024
Sunterra Finance        Restricted Cash UBOC                          Bank One                   2825-3069/ 0410-
                                                                                                 2047,0410-1984, 0412-
                                                                                                 9004, 0410-1554
Sunterra Finance        Concord - Restricted Cash BofA                Bank One                         2825-3245          122100024
Sunterra Finance        Concord Concentration Account                 Bank One Arizona                 0311-2294          122100024
Sunterra Finance        Open Escrow                                   Bank One-Lender #475             2226-4728          122100024
Sunterra Finance        UBOC Resales                                  Bank One-Lender#525              0632-1577          122100024
Sunterra Finance        B of A Resales                                Bank One-Lender#705              0632-1606          122100024
Sunterra Finance        B of A Restricted                             First Union National Bank      2000010996966        063000021
Sunterra Finance        UBOC Restricted                               First Union National Bank      2000010996979        063000021
Sunterra Finance        Restricted  - LaSalle Cash Collect            La Salle National Bank          67-7934-70-5
Sunterra Finance        Restricted LaSalle Cash Reserve               La Salle National Bank          67-7934-71-3
Sunterra Finance        Sunterra Financial Services, Inc.- Imprest    Nevada National Bank        122400779-0012085638
Sunterra Finance        Finova Segregated                             Nevada State Bank           12085620 & 085817757
Tahoe Ridgepointe       RDI Escrow Trust Fund Account                 Wells Fargo Bank                 4159566587         121000248
Villas at Poco Diablo   IES, Inc. Escrow Agent for Villas at Poco     Bank of America                  252-962216         122101706
                        Diablo
Villas de Santa Fe      Cas Master Operating                          Wells Fargo Bank                 064-4525602
Villas de Santa Fe      Cash master Payroll                           Wells Fargo Bank                 064-4525628
Villas de Santa Fe      Villas de Santa Fe Gifting                    Wells Fargo Bank                 1353-128239
Villas de Santa Fe      Villas de Santa Fe RMI Commission Account     Wells Fargo Bank                 1353-128613
Villas de Santa Fe      Villas de Santa Fe SpiffAccount               Wells Fargo Bank                 1353-128624
Villas of Sedona        IES, Inc. Escrow Agent for Villas of Sedona   Bank of America                   252-962187        122101706
                        Lake
Villas on the Lake      IES, Inc. Escrow Agent for Villas on the      Bank of America                  004771161038       111000025
Virginia - RMI          Resort Marketing International Inc./ RMI VA   First Union National Bank        2000010996403      063000021

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
January 31, 2002

                                                                          Total
                                                                   Consolidated
Legal entity                                                           Sunterra
Bankruptcy filing number                                            Corporation
                                                                  -------------
Assets:
-------
Cash and cash equivalents                                         $   7,331,708
Cash in escrow and restricted cash                                   27,226,369
Mortgages receivable, net                                           157,400,339
Retained interests                                                   15,973,946
Intercompany receivable                                              93,312,733
Due from related parties                                             (1,397,551)
Other receivables, net                                                6,358,379
Income tax refund receivable                                            990,117
Prepaid expenses and other assets                                    19,331,879
Investment in joint ventures                                            250,000
Assets held for sale                                                 11,665,896
Real estate and development costs                                   150,786,142
Property and equipment, net                                          35,513,563
Intangible assets, net                                                1,758,437
                                                                  -------------

                                                                  $ 526,501,957
                                                                  =============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                            $  59,607,028
Notes payable subject to compromise                                 527,064,698
Accounts payable not subject to compromise                           12,300,416
Accrued liabilities                                                 109,941,972
Notes payable not subject to compromise                             166,432,023
Income taxes payable                                                          -
Deferred income taxes                                                (1,182,729)
                                                                  -------------
                                                                    874,163,408

Stockholders' equity                                               (347,661,451)
                                                                  -------------

Total liabilities and equity                                      $ 526,501,957
                                                                  =============

  Certain reclassifications were made to the consolidated financial statements which were not made to the individual debtor entities.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended January 31, 2002

                                                                          Total
                                                                   Consolidated
Legal entity                                                           Sunterra
Bankruptcy filing number                                            Corporation
                                                                    -----------
Revenues:
---------
Vacation interests sales                                           $  5,714,055
Interest income                                                       2,211,765
Other income (loss)                                                     843,645
                                                                   ------------
     Total revenues                                                   8,769,465
                                                                   ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                      1,178,815
Advertising, sales and marketing                                      3,189,343
Provision for doubtful accounts                                         286,708
Loan portfolio expenses                                                 996,387
Maintenance fees and subsidies                                        1,245,567
General and administrative                                            2,613,091
Depreciation and amortization                                           627,826
                                                                   ------------
Total costs and operating expenses                                   10,137,737
                                                                   ------------

Income (loss) from operations                                        (1,368,272)

Interest expense                                                      1,284,761
Other nonoperating expenses                                                   -
Realized (gain) on available-for-sale securities                              -
Equity (gain) on investment in joint ventures                                 -
Bankruptcy expenses:
     Loss/(Gain) on Sale of Assets                                       (3,220)
     Interest (Income)                                                  (46,176)
     Professional Services                                            2,046,024

Extraordinary item                                                  (13,602,768)
                                                                   ------------

Income (loss) before provision for taxes                              8,953,107

Provision for income taxes                                                    -
                                                                   ------------
Net income (loss)                                                  $  8,953,107
                                                                   ============

  Certain reclassifications were made to the consolidated financial statements which were not made to the individual debtor entities.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended January 31, 2002

                                                                      Total
                                                               Consolidated
                                                                   Sunterra
                                                                Corporation
                                                                -----------
Beginning Cash Balance                                          $ 6,481,821 (a)

Interest Income on full DIP draw                                     47,635

Deposit/Collection:
-------------------
Encore                                                               94,290
Rental Income                                                       148,514
Tour Sales                                                          273,597
Closing Costs                                                         4,752
Operating Refunds                                                    95,297
Conversions                                                             707
Golf Course Revenues                                                  2,533
Escrow Funds                                                      2,092,468
Sunterra's Collections on Mortgages Receivable                    3,461,246
Sunterra Finance Servicing Fee Income                                90,594
Employee Payroll Deduction Reimbursement                            122,651
Non-Debtor Reimbursements                                           (50,232)
                                                                -----------

    Subtotal-Deposit/Collection Inflows                           6,384,053

Resort Operating & Payroll Balances (added back)                  2,033,410

Other:
------
Asset Sales                                                             -
DIP Financing                                                    71,895,349
Other                                                             1,114,789
                                                                -----------

Total Cash Inflows                                               81,427,600

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended January 31, 2002
                                                               Total
                                                        Consolidated
                                                            Sunterra
                                                         Corporation
                                                         -----------
Outflows:
---------
Operating-Corporate                                        1,389,472
Operating-Sunterra Finance                                   551,532
Operating-Premier                                              7,155
Operating-Carlsbad                                             9,730
Operating-Resorts                                          1,580,770
Payroll-Corporate                                            744,762
Payroll-Sunterra Finance                                     402,802
Payroll-Carlsbad                                              34,514
Payroll-Resorts(S&W)                                       1,540,313
Commissions-Post                                             684,759
HOA Subsidies & Maintenance Fees                           2,445,278
Health Claims                                                417,608
Insurance - Coverage Premiums                                103,764
IT Equipment Lease                                            47,045
Professional Fees                                          3,754,850
DIP Financing Fees                                        13,437,050
Restricted Cash Transfers                                (39,868,890)
                                                        ------------

Total Cash Outflows                                      (12,717,487)

Capital Expenditures and Maintenance:
-------------------------------------
Construction                                                 (23,444)
Hurricane Repairs                                                  -

Interest:
---------
Interest Expense on D.I.P                                    301,755

Other:
------
LSI/FNB Loan Repayment                                    93,016,889
                                                        ------------

Total Cash Outflows                                       80,577,713
                                                        ------------

Ending Cash Balance                                        7,331,708
Non Cash Adjustments                                               -
                                                        ------------
Balance per Cash Flow                                   $  7,331,708
                                                        ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended January 31, 2002

                                                       Total
                                                Consolidated
                                                    Sunterra
                                                 Corporation
                                                 -----------
Reconciliation:
---------------

Bank Balances:
--------------
First Union                                        3,000,018
Salomon Smith Barney                               5,040,074
Resort Cash Accounts                                 634,768
                                                 -----------
Total Bank Balances                                8,674,860

Less Outstanding Checks                           (1,343,153)
                                                 -----------
Total Cash per Balance Sheet                     $ 7,331,708
                                                 ===========

Difference                                                 0


Notes to Debtor's Cash Flow:
----------------------------
a)  Beginning cash balance includes Corporate Cash only



The consolidated and legal entities cash flows represent the cash activity in and out of the Corporate main accounts that fund all the individual resort cash accounts and do not reflect cash flow for the individual cash accounts.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
January 31, 2002

                                                           Sunterra
Legal entity                                            Corporation
Bankruptcy filing number                               00-5-6931-JS
                                                       ------------
Assets:
-------
Cash and cash equivalents                             $   5,479,164
Cash in escrow and restricted cash                        3,167,172
Mortgages receivable, net                                         -
Retained interests                                                -
Intercompany receivable                                 315,310,216
Due from related parties                                  2,545,790
Other receivables, net                                      776,029
Prepaid expenses and other assets                         3,041,945
Investment in joint ventures                                250,000
Real estate and development costs                        60,030,550
Property and equipment, net                              18,021,361
Intangible assets, net                                    1,758,437
                                                      -------------

                                                      $ 410,380,664
                                                      =============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                   41,347,114
Notes payable subject to compromise                     483,636,413
Accounts payable not subject to compromise                4,096,711
Accrued liabilities                                      25,286,479
Notes payable not subject to compromise                 140,321,951
Deferred income taxes                                    (1,182,729)
                                                      -------------
                                                        693,505,939

Stockholders' equity                                   (283,125,275)
                                                      -------------

Total liabilities and equity                          $ 410,380,664
                                                      =============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended January 31, 2002


                                                                      Sunterra
Legal entity                                                       Corporation
Bankruptcy filing number                                          00-5-6931-JS
                                                                  ------------
Revenues:
---------
Vacation interests sales                                          $    709,972
Interest income                                                              -
Other income (loss)                                                    (24,326)
                                                                  ------------
     Total revenues                                                    685,646
                                                                  ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                       144,548
Advertising, sales and marketing                                       180,676
Provision for doubtful accounts                                              -
Loan portfolio expenses                                               (107,132)
General and administrative                                           2,516,540
Depreciation and amortization                                          478,865
                                                                  ------------
Total costs and operating expenses                                   3,213,497
                                                                  ------------

Income (loss) from operations                                       (2,527,851)

Interest expense                                                       751,253
Other nonoperating expenses                                                  -
Realized (gain) on available-for-sale securities                             -
Equity (gain) on investment in joint ventures                                -
Bankruptcy expenses:
     Loss/(Gain) on Sale of Assets                                      (3,220)
     Interest (Income)                                                 (46,176)
     Professional Services                                           2,046,024

Extraordinary item                                                 (13,602,768)
                                                                  ------------

Income (loss) before provision for taxes                             8,327,036

Provision for income taxes                                                   -
                                                                  ------------
Net income (loss)                                                 $  8,327,036
                                                                  ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended January 31, 2002

                                                                      Sunterra
Legal entity                                                       Corporation
Bankruptcy filing number                                          00-5-6931-JS
                                                                  ------------
Inflows:
--------
Interest Income on D.I.P.                                         $     47,635

Deposit/Collection
------------------
Encore                                                                   2,808
Rental Income                                                          105,683
Tour Sales                                                              32,509
Closing Costs                                                            4,752
Operating Refunds                                                       10,822
Conversions                                                                707
Golf Course Revenues                                                     2,533
Escrow Funds                                                           775,094
Sunterra's Collections on Mortgages Receivable                       3,461,246
Employee Payroll Deduction Reimbursement                                35,769
Non-Debtor Reimbursements                                              (50,232)
                                                                  ------------
    Subtotal-Deposit/Collection Inflows                              4,429,326

Other
-----
Asset Sales                                                                  -
Other                                                                1,114,789
                                                                  ------------
    Total Cash Inflows                                               5,544,115

Outflows:
---------
Operating-Corporate                                                  1,389,473
Operating-Resorts                                                      203,996
Payroll-Corporate                                                      744,762
Payroll-Resorts(S&W)                                                   149,244
Commissions-Post                                                        30,048
HOA Subsidies & Maintenance Fees                                     1,205,457
Health Claims                                                          417,608
Insurance - Coverage Premiums                                           98,655
IT Equipment Lease                                                      47,045
Professional Fees                                                    3,754,850
DIP Financing Fees                                                  13,437,050
Restricted Cash Transfers                                          (39,868,890)
                                                                  ------------

    Total Cash Outflows                                            (18,390,701)

Capital Expenditures & Maintenance
----------------------------------
Construction                                                                 -

Interest
--------
Interest Expense on D.I.P.                                             301,755

Other
-----
LSI/FNB Loan Repayment                                              93,016,889
                                                                  ------------
    Total Cash Outflows                                           $ 74,927,942
                                                                  ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
January 31, 2002

                                                                      AKGI St.
Legal entity                                                       Maarten, NV
Bankruptcy filing number                                          00-5-6933-JS
                                                                  ------------
Assets:
-------
Cash and cash equivalents                                        $   1,038,211
Cash in escrow and restricted cash                                     647,786
Mortgages receivable, net                                                    -
Retained interests                                                           -
Intercompany receivable                                             55,830,892
Due from related parties                                              (212,104)
Other receivables, net                                               1,011,543
Prepaid expenses and other assets                                    1,472,544
Investment in joint ventures                                                 -
Real estate and development costs                                    1,767,051
Property and equipment, net                                         14,010,167
Intangible assets, net                                                       -
                                                                  ------------

                                                                  $ 75,566,090
                                                                  ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                               3,033,402
Notes payable subject to compromise                                          -
Accounts payable not subject to compromise                           1,764,915
Accrued liabilities                                                 71,949,323
Notes payable not subject to compromise                                      -
Deferred income taxes                                                        -
                                                                  ------------
                                                                    76,747,640

Stockholders' equity                                                (1,181,550)
                                                                  ------------

Total liabilities and equity                                      $ 75,566,090
                                                                  ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended January 31, 2002


                                                                        AKGI St.
Legal entity                                                         Maarten, NV
Bankruptcy filing number                                            00-5-6933-JS
                                                                    ------------
Revenues:
--------
Vacation interests sales                                            $   649,967
Interest income                                                               -
Other income (loss)                                                     123,117
                                                                    -----------
     Total revenues                                                     773,084
                                                                    -----------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                         67,846
Advertising, sales and marketing                                        363,567
Provision for doubtful accounts                                               -
Loan portfolio expenses                                                  11,869
General and administrative                                              210,003
Depreciation and amortization                                            14,819
                                                                    -----------
Total costs and operating expenses                                      668,104
                                                                    -----------

Income (loss) from operations                                           104,980

Interest expense                                                              -
Equity (gain) on investment in joint ventures                                 -
Bankruptcy expenses                                                           -
                                                                    -----------

Income (loss) before provision for taxes                                104,980

Provision for income taxes                                                    -
                                                                    -----------
Net income (loss)                                                   $   104,980
                                                                    ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended January 31, 2002


                                                                        AKGI St.
Legal entity                                                         Maarten, NV
Bankruptcy filing number                                            00-5-6933-JS
                                                                    ------------
Inflows:
-------

Deposit/Collection
------------------
Encore                                                              $     6,181
Operating Refunds                                                             -
                                                                    -----------

    Subtotal-Deposit/Collection Inflows                                   6,181

Other
-----
Other                                                                         -
                                                                    -----------

    Total Cash Inflows                                                    6,181

Outflows:
--------
Operating-Resorts                                                             -
HOA Subsidies & Maintenance Fees                                              -
Property Taxes                                                                -

Capital Expenditures & Maintenance
----------------------------------
Hurricane Repairs                                                             -
                                                                    -----------

    Total Cash Outflows                                             $         -
                                                                    -----------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
January 31, 2002

                                                                     All Seasons
Legal entity                                                    Properties, Inc.
Bankruptcy filing number                                            00-5-6934-JS
                                                                    ------------
Assets:
------
Cash and cash equivalents                                         $            -
Cash in escrow and restricted cash                                             -
Mortgages receivable, net                                                      -
Retained interests                                                             -
Intercompany receivable                                                        -
Due from related parties                                                       -
Other receivables, net                                                         -
Prepaid expenses and other assets                                              -
Investment in joint ventures                                                   -
Real estate and development costs                                              -
Property and equipment, net                                                    -
Intangible assets, net                                                         -
                                                                  --------------

                                                                  $            -
                                                                  ==============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                                         -
Notes payable subject to compromise                                            -
Accounts payable not subject to compromise                                     -
Accrued liabilities                                                            -
Notes payable not subject to compromise                                        -
Deferred income taxes                                                          -
                                                                  --------------
                                                                               -

Stockholders' equity                                                           -
                                                                  --------------

Total liabilities and equity                                      $            -
                                                                  ==============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended January 31, 2002


                                                                 All Seasons
Legal entity                                                Properties, Inc.
Bankruptcy filing number                                        00-5-6934-JS
                                                                ------------
Revenues:
---------
Vacation interests sales                                        $          -
Interest income                                                            -
Other income (loss)                                                        -
                                                                ------------
     Total revenues                                                        -
                                                                ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                           -
Advertising, sales and marketing                                           -
Provision for doubtful accounts                                            -
Loan portfolio expenses                                                    -
General and administrative                                                 -
Depreciation and amortization                                              -
                                                                ------------
Total costs and operating expenses                                         -
                                                                ------------

Income (loss) from operations                                              -

Interest expense                                                           -
Equity (gain) on investment in joint ventures                              -
Bankruptcy expenses                                                        -
                                                                ------------

Income (loss) before provision for taxes                                   -

Provision for income taxes                                                 -
                                                                ------------
Net income (loss)                                               $          -
                                                                ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended January 31, 2002


                                                                 All Seasons
Legal entity                                                Properties, Inc.
Bankruptcy filing number                                        00-5-6934-JS
                                                                ------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
January 31, 2002

                                                                  All Seasons
                                                                     Resorts,
Legal entity                                                        Inc. (AZ)
Bankruptcy filing number                                        00-5-6936-JS
                                                                ------------
Assets:
-------
Cash and cash equivalents                                       $    172,088
Cash in escrow and restricted cash                                 1,010,674
Mortgages receivable, net                                                  -
Retained interests                                                         -
Intercompany receivable                                           56,104,490
Due from related parties                                              38,252
Other receivables, net                                               176,702
Prepaid expenses and other assets                                    787,243
Investment in joint ventures                                               -
Real estate and development costs                                 22,261,820
Property and equipment, net                                          749,067
Intangible assets, net                                                     -
                                                                ------------

                                                                $ 81,300,336
                                                                ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                             1,458,827
Notes payable subject to compromise                                   (5,141)
Accounts payable not subject to compromise                           686,828
Accrued liabilities                                                2,060,338
Notes payable not subject to compromise                                    -
Deferred income taxes                                                      -
                                                                ------------
                                                                   4,200,852

Stockholders' equity                                              77,099,484
                                                                ------------

Total liabilities and equity                                    $ 81,300,336
                                                                ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended January 31, 2002

                                                                  All Seasons
                                                                     Resorts,
Legal entity                                                        Inc. (AZ)
Bankruptcy filing number                                        00-5-6936-JS
                                                                ------------
Revenues:
---------
Vacation interests sales                                        $  2,759,319
Interest income                                                           58
Other income (loss)                                                   59,505
                                                                ------------
     Total revenues                                                2,818,882
                                                                ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                     589,141
Advertising, sales and marketing                                   1,486,477
Provision for doubtful accounts                                         (137)
Loan portfolio expenses                                               81,000
General and administrative                                           189,278
Depreciation and amortization                                         25,614
                                                                ------------
Total costs and operating expenses                                 2,371,373
                                                                ------------

Income (loss) from operations                                        447,509

Interest expense                                                     (17,521)
Equity (gain) on investment in joint ventures                              -
Bankruptcy expenses                                                        -
                                                                ------------

Income (loss) before provision for taxes                             465,030

Provision for income taxes                                                 -
                                                                ------------
Net income (loss)                                               $    465,030
                                                                ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended January 31, 2002

                                                                  All Seasons
                                                                     Resorts,
Legal entity                                                        Inc. (AZ)
Bankruptcy filing number                                        00-5-6936-JS
                                                                ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                          $     34,373
Tour Sales                                                           142,201
Operating Refunds                                                     11,316
Escrow Funds                                                         815,109
Employee Payroll Deduction Reimbursement                                   -
                                                                ------------

   Subtotal-Deposit/Collection Inflows                             1,003,000

Other
-----
Asset Sales                                                                -
                                                                ------------

   Total Cash Inflows                                              1,003,000
                                                                ------------

Outflows:
---------
Operating-Resorts                                                    715,633
Payroll-Resorts(S&W)                                                 508,000
Commissions-Post                                                     394,789
HOA Subsidies & Maintenance Fees                                     229,232
Insurance - Coverage Premiums                                          2,066
                                                                ------------
                                                                   1,849,719

Capital Expenditures & Maintenance
----------------------------------
Construction                                                         (23,444)
                                                                ------------

   Total Cash Outflows                                          $  1,826,275
                                                                ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
January 31, 2002

                                                                 All Seasons
                                                                    Resorts,
Legal entity                                                       Inc. (TX)
Bankruptcy filing number                                        00-5-6937-JS
                                                                ------------
Assets:
-------
Cash and cash equivalents                                       $          -
Cash in escrow and restricted cash                                     2,268
Mortgages receivable, net                                                  -
Retained interests                                                         -
Intercompany receivable                                           (8,041,832)
Due from related parties                                              (5,137)
Other receivables, net                                                     -
Prepaid expenses and other assets                                          -
Investment in joint ventures                                               -
Real estate and development costs                                  4,372,159
Property and equipment, net                                           52,190
Intangible assets, net                                                     -
                                                                ------------

                                                                $ (3,620,352)
                                                                ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                               112,266
Notes payable subject to compromise                                        -
Accounts payable not subject to compromise                             2,315
Accrued liabilities                                                   54,226
Notes payable not subject to compromise                                    -
Deferred income taxes                                                      -
                                                                ------------
                                                                     168,807

Stockholders' equity                                              (3,789,159)
                                                                ------------

Total liabilities and equity                                    $ (3,620,352)
                                                                ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended January 31, 2002

                                                                 All Seasons
                                                                    Resorts,
Legal entity                                                       Inc. (TX)
Bankruptcy filing number                                        00-5-6937-JS
                                                                ------------
Revenues:
---------
Vacation interests sales                                        $          -
Interest income                                                            -
Other income (loss)                                                        -
                                                                ------------
     Total revenues                                                        -
                                                                ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                           -
Advertising, sales and marketing                                       2,900
Provision for doubtful accounts                                            -
Loan portfolio expenses                                                    -
General and administrative                                            50,257
Depreciation and amortization                                              -
                                                                ------------
Total costs and operating expenses                                    53,157
                                                                ------------

Income (loss) from operations                                        (53,157)

Interest expense                                                           -
Equity (gain) on investment in joint ventures                              -
Bankruptcy expenses                                                        -
                                                                ------------

Income (loss) before provision for taxes                             (53,157)

Provision for income taxes                                                 -
                                                                ------------
Net income (loss)                                               $    (53,157)
                                                                ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended January 31, 2002

                                                                 All Seasons
                                                                    Resorts,
Legal entity                                                       Inc. (TX)
Bankruptcy filing number                                        00-5-6937-JS
                                                                ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                          $          -
Operating Refunds                                                        (30)
Escrow Funds                                                               -
                                                                ------------

  Subtotal-Deposit/Collection Inflows                                    (30)

Other
-----
Asset Sales                                                                -
                                                                ------------

  Total Cash Inflows                                                     (30)
                                                                ------------

Outflows:
---------
Operating-Resorts                                                     15,859
HOA Subsidies & Maintenance Fees                                      44,444
                                                                ------------

  Total Cash Outflows                                           $     60,303
                                                                ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
January 31, 2002

                                                                  Grand
                                                                  Beach
Legal entity                                                 Resort, LP
Bankruptcy filing number                                   00-5-6945-JS
                                                           ------------
Assets:
------
Cash and cash equivalents                                 $        749
Cash in escrow and restricted cash                             749,729
Mortgages receivable, net                                            -
Retained interests                                                   -
Intercompany receivable                                    (14,616,625)
Due from related parties                                        46,948
Other receivables, net                                          47,719
Prepaid expenses and other assets                              197,263
Investment in joint ventures                                         -
Real estate and development costs                           20,715,772
Property and equipment, net                                    382,874
Intangible assets, net                                               -
                                                          ------------

                                                          $  7,524,429
                                                          ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                         993,460
Notes payable subject to compromise                                  -
Accounts payable not subject to compromise                     835,692
Accrued liabilities                                          2,420,074
Notes payable not subject to compromise                              -
Deferred income taxes                                                -
                                                          ------------
                                                             4,249,226

Stockholders' equity                                         3,275,203
                                                          ------------

Total liabilities and equity                              $  7,524,429
                                                          ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended January 31, 2002

                                                                 Grand
                                                                 Beach
Legal entity                                                Resort, LP
Bankruptcy filing number                                  00-5-6945-JS
                                                          ------------
Revenues:
--------
Vacation interests sales                                  $   427,033
Interest income                                                 -
Other income (loss)                                            59,866
                                                          -----------
     Total revenues                                           486,899
                                                          -----------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                               94,656
Advertising, sales and marketing                              386,466
Provision for doubtful accounts                                     -
Loan portfolio expenses                                        11,930
General and administrative                                    156,866
Depreciation and amortization                                   9,750
                                                          -----------
Total costs and operating expenses                            659,668
                                                          -----------

Income (loss) from operations                                (172,769)

Interest expense                                                    -
Equity (gain) on investment in joint ventures                       -
Bankruptcy expenses                                                 -
                                                          -----------

Income (loss) before provision for taxes                     (172,769)

Provision for income taxes                                          -
                                                          -----------
Net income (loss)                                         $  (172,769)
                                                          ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended January 31, 2002

                                                                 Grand
                                                                 Beach
Legal entity                                                Resort, LP
Bankruptcy filing number                                  00-5-6945-JS
                                                          ------------
Inflows:
-------

Deposit/Collection
------------------
Encore                                                    $     1,161
Rental Income                                             $     2,556
Tour Sales                                                     32,117
Operating Refunds                                              11,978
Escrow Funds                                                  189,146
Employee Payroll Deduction Reimbursement                        8,250
                                                          -----------

    Subtotal-Deposit/Collection Inflows                       245,208

Other
-----
Asset Sales                                                         -
                                                          -----------

    Total Cash Inflows                                        245,208
                                                          -----------

Outflows:
--------
Operating-Resorts                                             205,468
Payroll-Resorts(S&W)                                          178,681
Commissions-Post                                              115,391
HOA Subsidies & Maintenance Fees                               58,465
                                                          -----------

    Total Cash Outflows                                   $   558,004
                                                          -----------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
January 31, 2002

                                                                Greensprings
Legal entity                                                      Associates
Bankruptcy filing number                                        00-5-6946-JS
                                                                ------------
Assets:
-------
Cash and cash equivalents                                       $          -
Cash in escrow and restricted cash                                   335,304
Mortgages receivable, net                                                  -
Retained interests                                                         -
Intercompany receivable                                           30,745,867
Due from related parties                                             181,037
Other receivables, net                                                 4,983
Prepaid expenses and other assets                                    393,068
Investment in joint ventures                                               -
Real estate and development costs                                  8,445,107
Property and equipment, net                                        1,497,031
Intangible assets, net                                                     -
                                                                ------------

                                                                $ 41,602,397
                                                                ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                               248,043
Notes payable subject to compromise                                        -
Accounts payable not subject to compromise                           104,791
Accrued liabilities                                                  342,814
Notes payable not subject to compromise                                    -
Deferred income taxes                                                      -
                                                                ------------
                                                                     695,648

Stockholders' equity                                              40,906,749
                                                                ------------

Total liabilities and equity                                    $ 41,602,397
                                                                ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended January 31, 2002


                                                                Greensprings
Legal entity                                                      Associates
Bankruptcy filing number                                        00-5-6946-JS
                                                                ------------
Revenues:
---------
Vacation interests sales                                        $    477,584
Interest income                                                            -
Other income (loss)                                                      970
                                                                ------------
     Total revenues                                                  478,554
                                                                ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                     106,179
Advertising, sales and marketing                                           -
Provision for doubtful accounts                                            -
Loan portfolio expenses                                               10,737
General and administrative                                            81,424
Depreciation and amortization                                         14,887
                                                                ------------
Total costs and operating expenses                                   213,227
                                                                ------------

Income (loss) from operations                                        265,327

Interest expense                                                           -
Equity (gain) on investment in joint ventures                              -
Bankruptcy expenses                                                        -
                                                                ------------

Income (loss) before provision for taxes                             265,327

Provision for income taxes                                                 -
                                                                ------------
Net income (loss)                                               $    265,327
                                                                ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended January 31, 2002


                                                                Greensprings
Legal entity                                                      Associates
Bankruptcy filing number                                        00-5-6946-JS
                                                                ------------
Cash Flow is combined with Powhatan Associates
00-5-6958-JS

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
January 31, 2002

                                                              Greensprings
                                                                Plantation
Legal entity                                                 Resorts, Inc.
Bankruptcy filing number                                      00-5-6947-JS
                                                              ------------
Assets:
-------
Cash and cash equivalents                                     $          -
Cash in escrow and restricted cash                                       -
Mortgages receivable, net                                                -
Retained interests                                                       -
Intercompany receivable                                                  -
Due from related parties                                                 -
Other receivables, net                                                   -
Prepaid expenses and other assets                                        -
Investment in joint ventures                                             -
Real estate and development costs                                        -
Property and equipment, net                                              -
Intangible assets, net                                                   -
                                                              ------------

                                                              $          -
                                                              ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                                   -
Notes payable subject to compromise                                      -
Accounts payable not subject to compromise                               -
Accrued liabilities                                                      -
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                              ------------
                                                                         -

Stockholders' equity                                                     -
                                                              ------------

Total liabilities and equity                                  $          -
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended January 31, 2002

                                                              Greensprings
                                                                Plantation
Legal entity                                                 Resorts, Inc.
Bankruptcy filing number                                      00-5-6947-JS
                                                              ------------
Revenues:
---------
Vacation interests sales                                      $          -
Interest income                                                          -
Other income (loss)                                                      -
                                                              ------------
   Total revenues                                                        -
                                                              ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                         -
Advertising, sales and marketing                                         -
Provision for doubtful accounts                                          -
Loan portfolio expenses                                                  -
General and administrative                                               -
Depreciation and amortization                                            -
                                                              ------------
Total costs and operating expenses                                       -
                                                              ------------

Income (loss) from operations                                            -

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                              ------------

Income (loss) before provision for taxes                                 -

Provision for income taxes                                               -
                                                              ------------
Net income (loss)                                             $          -
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended January 31, 2002

                                                               Greensprings
                                                                Plantation
Legal entity                                                 Resorts, Inc.
Bankruptcy filing number                                      00-5-6947-JS
                                                              ------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
January 31, 2002

                                                                Harich
                                                                 Tahoe
Legal entity                                               Development
Bankruptcy filing number                                  00-5-6948-JS
                                                          ------------
Assets:
------
Cash and cash equivalents                                 $          -
Cash in escrow and restricted cash                                   -
Mortgages receivable, net                                            -
Retained interests                                                   -
Intercompany receivable                                      1,499,451
Due from related parties                                             -
Other receivables, net                                               -
Prepaid expenses and other assets                                1,811
Investment in joint ventures                                         -
Real estate and development costs                              409,518
Property and equipment, net                                          -
Intangible assets, net                                               -
                                                          ------------

                                                          $  1,910,780
                                                          ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                          28,378
Notes payable subject to compromise                          1,154,643
Accounts payable not subject to compromise                           -
Accrued liabilities                                                  -
Notes payable not subject to compromise                              -
Deferred income taxes                                                -
                                                          ------------
                                                             1,183,021

Stockholders' equity                                           727,759
                                                          ------------

Total liabilities and equity                              $  1,910,780
                                                          ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended January 31, 2002

                                                                Harich
                                                                 Tahoe
Legal entity                                               Development
Bankruptcy filing number                                  00-5-6948-JS
                                                          ------------
Revenues:
--------
Vacation interests sales                                  $          -
Interest income                                                      -
Other income (loss)                                                  -
                                                          ------------
     Total revenues                                                  -
                                                          ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                     -
Advertising, sales and marketing                                     -
Provision for doubtful accounts                                      -
Loan portfolio expenses                                              -
General and administrative                                         165
Depreciation and amortization                                        -
                                                          ------------
Total costs and operating expenses                                 165
                                                          ------------

Income (loss) from operations                                     (165)

Interest expense                                                     -
Equity (gain) on investment in joint ventures                        -
Bankruptcy expenses                                                  -
                                                          ------------

Income (loss) before provision for taxes                          (165)

Provision for income taxes                                           -
                                                          ------------
Net income (loss)                                         $       (165)
                                                          ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended January 31, 2002

                                                                Harich
                                                                 Tahoe
Legal entity                                               Development
Bankruptcy filing number                                  00-5-6948-JS
                                                          ------------
Inflows:
-------

Deposit/Collection
------------------
Encore                                                    $          -
                                                          ------------

    Subtotal-Deposit/Collection Inflows                              -

Other
-----
Asset Sales                                                          -
                                                          ------------

  Total Cash Inflows                                                 -
                                                          ------------

Outflows:
--------
Operating-Resorts                                                    -
                                                          ------------
  Total Cash Outflows                                     $          -
                                                          ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
January 31, 2002

                                                           Lake Tahoe
                                                               Resort
Legal entity                                            Partners, LLC
Bankruptcy filing number                                 00-5-6952-JS
                                                         ------------
Assets:
-------
Cash and cash equivalents                                $     31,404
Cash in escrow and restricted cash                             53,250
Mortgages receivable, net                                       9,755
Retained interests                                                  -
Intercompany receivable                                   (30,096,986)
Due from related parties                                            -
Other receivables, net                                      1,660,369
Prepaid expenses and other assets                           1,485,103
Investment in joint ventures                                        -
Real estate and development costs                          39,857,326
Property and equipment, net                                    63,269
Intangible assets, net                                              -
                                                         ------------

                                                         $ 13,063,490
                                                         ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                      2,788,038
Notes payable subject to compromise                                 -
Accounts payable not subject to compromise                  1,985,366
Accrued liabilities                                           837,018
Notes payable not subject to compromise                             -
Deferred income taxes                                               -
                                                         ------------
                                                            5,610,422

Stockholders' equity                                        7,453,068
                                                         ------------

Total liabilities and equity                             $ 13,063,490
                                                         ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended January 31, 2002

                                                            Lake Tahoe
                                                                Resort
Legal entity                                             Partners, LLC
Bankruptcy filing number                                  00-5-6952-JS
                                                          ------------
Revenues:
---------
Vacation interests sales                                     $ 409,645
Interest income                                                      -
Other income (loss)                                             53,400
                                                             ---------
     Total revenues                                            463,045
                                                             ---------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                               141,925
Advertising, sales and marketing                               187,612
Provision for doubtful accounts                                      -
Loan portfolio expenses                                          5,249
General and administrative                                     182,641
Depreciation and amortization                                    4,603
                                                             ---------
Total costs and operating expenses                             522,030
                                                             ---------

Income (loss) from operations                                  (58,985)

Interest expense                                                     -
Equity (gain) on investment in joint ventures                        -
Bankruptcy expenses                                                  -
                                                             ---------

Income (loss) before provision for taxes                       (58,985)

Provision for income taxes                                           -
                                                             ---------
Net income (loss)                                            $ (58,985)
                                                             =========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended January 31, 2002

                                                            Lake Tahoe
                                                                Resort
Legal entity                                             Partners, LLC
Bankruptcy filing number                                  00-5-6952-JS
                                                          ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                        $  6,745
Operating Refunds                                                5,429
Escrow Funds                                                   114,825
Tax Refunds                                                          -
                                                              --------

    Subtotal-Deposit/Collection Inflows                        126,999
                                                              --------

Other
-----
Asset Sales                                                          -
                                                              --------
    Total Cash Inflows                                         126,999
                                                              --------

Outflows:
---------
Operating-Resorts                                              100,667
Payroll-Resorts(S&W)                                           125,000
Commissions-Post                                               108,844
Insurance - Coverage Premiums                                    2,700
                                                              --------

    Total Cash Outflows                                       $337,211
                                                              --------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
January 31, 2002

                                                               MMG
                                                          Development
Legal entity                                                   Corp.
Bankruptcy filing number                                 00-5-6954-JS
                                                         ------------
Assets:
-------
Cash and cash equivalents                                $      5,000
Cash in escrow and restricted cash                            419,808
Mortgages receivable, net                                           -
Retained interests                                                  -
Intercompany receivable                                   (16,581,494)
Due from related parties                                      152,715
Other receivables, net                                         27,868
Prepaid expenses and other assets                                   -
Investment in joint ventures                                        -
Real estate and development costs                           7,432,795
Property and equipment, net                                 4,402,687
Intangible assets, net                                              -
                                                         ------------

                                                         $ (4,140,621)
                                                         ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                      1,127,331
Notes payable subject to compromise                                 -
Accounts payable not subject to compromise                    184,395
Accrued liabilities                                           438,334
Notes payable not subject to compromise                             -
Deferred income taxes                                               -
                                                         ------------
                                                            1,750,060

Stockholders' equity                                       (5,890,681)
                                                         ------------

Total liabilities and equity                             $ (4,140,621)
                                                         ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended January 31, 2002

                                                                 MMG
                                                            Development
Legal entity                                                     Corp.
Bankruptcy filing number                                   00-5-6954-JS
                                                           ------------
Revenues:
---------
Vacation interests sales                                       $      -
Interest income                                                       -
Other income (loss)                                               2,768
                                                               --------
     Total revenues                                               2,768
                                                               --------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                      -
Advertising, sales and marketing                                  2,094
Provision for doubtful accounts                                       -
Loan portfolio expenses                                               -
General and administrative                                       63,004
Depreciation and amortization                                         -
                                                               --------
Total costs and operating expenses                               65,098
                                                               --------

Income (loss) from operations                                   (62,330)

Interest expense                                                      -
Equity (gain) on investment in joint ventures                         -
Bankruptcy expenses                                                   -
                                                               --------

Income (loss) before provision for taxes                        (62,330)

Provision for income taxes                                            -
                                                               --------
Net income (loss)                                              $(62,330)
                                                               ========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended January 31, 2002

                                                               MMG
                                                          Development
Legal entity                                                   Corp.
Bankruptcy filing number                                 00-5-6954-JS
                                                         ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                       $ 21,908
Operating Refunds                                               8,287
Escrow Funds                                                   47,917
Employee Payroll Deduction Reimbursement                          314
                                                             --------

    Subtotal-Deposit/Collection Inflows                        78,426

Other
-----
Asset Sales                                                         -
                                                             --------

    Total Cash Inflows                                         78,426
                                                             --------

Outflows:
---------
Operating-Resorts                                              52,823
Payroll-Resorts(S&W)                                           38,105
HOA Subsidies & Maintenance Fees                              156,369
                                                             --------

    Total Cash Outflows                                      $247,296
                                                             --------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
January 31, 2002

                                                           Port Royal
Legal entity                                             Resort, L.P.
Bankruptcy filing number                                 00-5-6957-JS
                                                         ------------
Assets:
-------
Cash and cash equivalents                                 $         -
Cash in escrow and restricted cash                             28,100
Mortgages receivable, net                                           -
Retained interests                                                  -
Intercompany receivable                                      (493,689)
Due from related parties                                            -
Other receivables, net                                              -
Prepaid expenses and other assets                              79,390
Investment in joint ventures                                        -
Real estate and development costs                           1,452,258
Property and equipment, net                                   128,231
Intangible assets, net                                              -
                                                          -----------

                                                          $ 1,194,290
                                                          ===========
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                        168,741
Notes payable subject to compromise                                 -
Accounts payable not subject to compromise                        422
Accrued liabilities                                            29,991
Notes payable not subject to compromise                             -
Deferred income taxes                                               -
                                                          -----------
                                                              199,154

Stockholders' equity                                          995,136
                                                          -----------

Total liabilities and equity                              $ 1,194,290
                                                          ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended January 31, 2002

                                                            Port Royal
Legal entity                                              Resort, L.P.
Bankruptcy filing number                                  00-5-6957-JS
                                                          ------------
Revenues:
---------
Vacation interests sales                                       $     -
Interest income                                                      -
Other income (loss)                                                  -
                                                               -------
     Total revenues                                                  -
                                                               -------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                     -
Advertising, sales and marketing                                  (133)
Provision for doubtful accounts                                      -
Loan portfolio expenses                                              -
General and administrative                                       7,217
Depreciation and amortization                                        -
                                                               -------
Total costs and operating expenses                               7,084
                                                               -------

Income (loss) from operations                                   (7,084)

Interest expense                                                     -
Equity (gain) on investment in joint ventures                        -
Bankruptcy expenses                                                  -
                                                               -------

Income (loss) before provision for taxes                        (7,084)

Provision for income taxes                                           -
                                                               -------
Net income (loss)                                              $(7,084)
                                                               =======

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended January 31, 2002

                                                             Port Royal
Legal entity                                               Resort, L.P.
Bankruptcy filing number                                   00-5-6957-JS
                                                           ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                     $          -
Operating Refunds                                                   (25)
Escrow Funds                                                      1,028
                                                           ------------

    Subtotal-Deposit/Collection Inflows                           1,002

Other
-----
Asset Sales                                                           -
                                                           ------------

    Total Cash Inflows                                            1,002
                                                           ------------

Outflows:
---------
Operating-Resorts                                                 8,826
                                                           ------------

    Total Cash Outflows                                    $      8,826
                                                           ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
January 31, 2002

                                                                 Powhatan
Legal entity                                                   Associates
Bankruptcy filing number                                     00-5-6958-JS
                                                             ------------
Assets:
-------
Cash and cash equivalents                                     $         -
Cash in escrow and restricted cash                                536,026
Mortgages receivable, net                                               -
Retained interests                                                      -
Intercompany receivable                                        22,700,459
Due from related parties                                          123,839
Other receivables, net                                             26,445
Prepaid expenses and other assets                                 569,690
Investment in joint ventures                                            -
Real estate and development costs                               6,669,915
Property and equipment, net                                        20,761
Intangible assets, net                                                  -
                                                              -----------

                                                              $30,647,135
                                                              ===========
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                            195,288
Notes payable subject to compromise                                     -
Accounts payable not subject to compromise                        391,726
Accrued liabilities                                               519,221
Notes payable not subject to compromise                                 -
Deferred income taxes                                                   -
                                                              -----------
                                                                1,106,235

Stockholders' equity                                           29,540,900
                                                              -----------

Total liabilities and equity                                  $30,647,135
                                                              ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended January 31, 2002

                                                             Powhatan
Legal entity                                               Associates
Bankruptcy filing number                                 00-5-6958-JS
                                                         ------------
Revenues:
---------
Vacation interests sales                                     $280,535
Interest income                                                   546
Other income (loss)                                            19,421
                                                             --------
     Total revenues                                           300,502
                                                             --------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                               34,520
Advertising, sales and marketing                                    -
Provision for doubtful accounts                                     -
Loan portfolio expenses                                         8,112
General and administrative                                     87,093
Depreciation and amortization                                   2,291
                                                             --------
Total costs and operating expenses                            132,016
                                                             --------

Income (loss) from operations                                 168,486

Interest expense                                                    -
Equity (gain) on investment in joint ventures                       -
Bankruptcy expenses                                                 -
                                                             --------

Income (loss) before provision for taxes                      168,486

Provision for income taxes                                          -
                                                             --------
Net income (loss)                                            $168,486
                                                             ========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended January 31, 2002

                                                              Powhatan
Legal entity                                                Associates
Bankruptcy filing number                                  00-5-6958-JS
                                                          ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                      $   20,723
Rental Income                                                   40,275
Tour Sales                                                      66,770
Operating Refunds                                               20,486
Escrow Funds                                                   145,205
Employee Payroll Deduction Reimbursement                        26,527
                                                            ----------

    Subtotal-Deposit/Collection Inflows                        319,985

Other
-----
Asset Sales                                                          -
                                                            ----------

Total Cash Inflows                                             319,985
                                                            ----------

Outflows:
---------
Operating-Resorts                                              197,150
Payroll-Resorts(S&W)                                           387,098
Commissions-Post                                                17,844
HOA Subsidies & Maintenance Fees                               619,069
                                                            ----------

Total Cash Outflows                                         $1,221,160
                                                            ----------

Includes Powhatan Associates (00-5-6958-JS) and
    Greensprings Associates (00-5-6946-JS)

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
January 31, 2002

                                                                          Resort
                                                                       Marketing
Legal entity                                                    Internat'l, Inc.
Bankruptcy filing number                                            00-5-6961-JS
                                                                    ------------
Assets:
-------
Cash and cash equivalents                                          $     84,997
Cash in escrow and restricted cash                                      254,000
Mortgages receivable, net                                                     -
Retained interests                                                            -
Intercompany receivable                                             (11,602,764)
Due from related parties                                                 (3,838)
Other receivables, net                                                   78,969
Prepaid expenses and other assets                                       611,583
Investment in joint ventures                                                  -
Real estate and development costs                                             -
Property and equipment, net                                             350,514
Intangible assets, net                                                        -
                                                                   ------------

                                                                   $(10,226,539)
                                                                   ============

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                                3,252,231
Notes payable subject to compromise                                           -
Accounts payable not subject to compromise                              232,089
Accrued liabilities                                                     531,106
Notes payable not subject to compromise                                       -
Deferred income taxes                                                         -
                                                                   ------------
                                                                      4,015,426

Stockholders' equity                                                (14,241,965)
                                                                   ------------

Total liabilities and equity                                       $(10,226,539)
                                                                   ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended January 31, 2002

                                                                       Resort
                                                                    Marketing
Legal entity                                                 Internat'l, Inc.
Bankruptcy filing number                                         00-5-6961-JS
                                                                 ------------
Revenues:
--------
Vacation interests sales                                           $       -
Interest income                                                            -
Other income (loss)                                                        -
                                                                   ---------
     Total revenues                                                        -
                                                                   ---------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                           -
Advertising, sales and marketing                                     579,684
Provision for doubtful accounts                                            -
Loan portfolio expenses                                                    -
General and administrative                                           (83,717)
Depreciation and amortization                                            535
                                                                   ---------
Total costs and operating expenses                                   496,502
                                                                   ---------

Income (loss) from operations                                       (496,502)

Interest expense                                                           -
Equity (gain) on investment in joint ventures                              -
Bankruptcy expenses                                                        -
                                                                   ---------

Income (loss) before provision for taxes                            (496,502)

Provision for income taxes                                                 -
                                                                   ---------
Net income (loss)                                                  $(496,502)
                                                                   =========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended January 31, 2002

                                                                       Resort
                                                                    Marketing
Legal entity                                                 Internat'l, Inc.
Bankruptcy filing number                                         00-5-6961-JS
                                                                 ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                             $      391
Operating Refunds                                                       3,141
Employee Payroll Deduction Reimbursement                                7,382
                                                                   ----------

    Subtotal-Deposit/Collection Inflows                                10,915

Other
-----
Asset Sales                                                                 -
                                                                   ----------

    Total Cash Inflows                                                 10,915
                                                                   ----------

Outflows:
---------
Operating-Premier                                                       7,155
Operating-Carlsbad                                                      9,730
Operating-Resorts                                                      50,052
Payroll-Carlsbad                                                       34,514
Payroll-Resorts(S&W)                                                  154,186
Commissions-Post                                                       17,843
                                                                   ----------

Total Cash Outflows                                                $  273,481
                                                                   ----------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet

January 31, 2002

                                                             Ridge Point
                                                                 Limited
Legal entity                                                 Partnership
Bankruptcy filing number                                    00-5-6962-JS
                                                            ------------
Assets:
-------
Cash and cash equivalents                                    $         -
Cash in escrow and restricted cash                                45,286
Mortgages receivable, net                                              -
Retained interests                                                     -
Intercompany receivable                                       (1,606,333)
Due from related parties                                               -
Other receivables, net                                                 -
Prepaid expenses and other assets                                193,416
Investment in joint ventures                                           -
Real estate and development costs                              1,825,984
Property and equipment, net                                            -
Intangible assets, net                                                 -
                                                             -----------

                                                             $   458,353
                                                             ===========

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                                 -
Notes payable subject to compromise                                    -
Accounts payable not subject to compromise                       176,000
Accrued liabilities                                              142,961
Notes payable not subject to compromise                                -
Deferred income taxes                                                  -
                                                             -----------
                                                                 318,961

Stockholders' equity                                             139,392
                                                             -----------

Total liabilities and equity                                 $   458,353
                                                             ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended January 31, 2002

                                                             Ridge Point
                                                                 Limited
Legal entity                                                 Partnership
Bankruptcy filing number                                    00-5-6962-JS
                                                            ------------
Revenues:
---------
Vacation interests sales                                      $        -
Interest income                                                        -
Other income (loss)                                                    -
                                                             -----------
     Total revenues                                                    -
                                                             -----------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                       -
Advertising, sales and marketing                                       -
Provision for doubtful accounts                                        -
Loan portfolio expenses                                                -
General and administrative                                        17,480
Depreciation and amortization                                          -
                                                                       -
Total costs and operating expenses                                17,480
                                                             -----------

Income (loss) from operations                                    (17,480)

Interest expense                                                       -
Equity (gain) on investment in joint ventures                          -
Bankruptcy expenses                                                    -
                                                             -----------

Income (loss) before provision for taxes                         (17,480)

Provision for income taxes                                             -
                                                             -----------
Net income (loss)                                            $   (17,480)
                                                             ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended January 31, 2002

                                                             Ridge Point
                                                                 Limited
Legal entity                                                 Partnership
Bankruptcy filing number                                    00-5-6962-JS
                                                            ------------
Inflows:
--------

Deposit/Collection
------------------
Escrow Funds                                                 $     3,428
                                                             -----------

    Subtotal-Deposit/Collection Inflows                            3,428

Other
-----
Asset Sales                                                            -
                                                             -----------

Total Cash Inflows                                                 3,428
                                                             -----------

Outflows:
---------
Operating-Resorts                                                      -
                                                             -----------

    Total Cash Outflows                                      $         -
                                                             -----------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet

January 31, 2002

Legal entity                                                   RKG, Inc.
Bankruptcy filing number                                    00-5-6964-JS
                                                            ------------
Assets:
-------
Cash and cash equivalents                                    $         -
Cash in escrow and restricted cash                                     -
Mortgages receivable, net                                              -
Retained interests                                                     -
Intercompany receivable                                                -
Due from related parties                                               -
Other receivables, net                                                 -
Prepaid expenses and other assets                                      -
Investment in joint ventures                                           -
Real estate and development costs                                      -
Property and equipment, net                                            -
Intangible assets, net                                                 -
                                                             -----------

                                                             $         -
                                                             ===========
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                                 -
Notes payable subject to compromise                                    -
Accounts payable not subject to compromise                             -
Accrued liabilities                                                    -
Notes payable not subject to compromise                                -
Deferred income taxes                                                  -
                                                             -----------
                                                                       -

Stockholders' equity                                                   -
                                                             -----------

Total liabilities and equity                                 $         -
                                                             ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended January 31, 2002



Legal entity                                                   RKG, Inc.
Bankruptcy filing number                                    00-5-6964-JS
                                                            ------------
Revenues:
---------
Vacation interests sales                                     $         -
Interest income                                                        -
Other income (loss)                                                    -
                                                             -----------
     Total revenues                                                    -
                                                             -----------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                       -
Advertising, sales and marketing                                       -
Provision for doubtful accounts                                        -
Loan portfolio expenses                                                -
General and administrative                                             -
Depreciation and amortization                                          -
                                                             -----------
Total costs and operating expenses                                     -
                                                             -----------

Income (loss) from operations                                          -

Interest expense                                                       -
Equity (gain) on investment in joint ventures                          -
Bankruptcy expenses                                                    -
                                                             -----------

Income (loss) before provision for taxes                               -

Provision for income taxes                                             -
                                                             -----------
Net income (loss)                                            $         -
                                                             ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended January 31, 2002



Legal entity                                                   RKG, Inc.
Bankruptcy filing number                                    00-5-6964-JS
                                                            ------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
January 31, 2002

                                                                     Sunterra
                                                                    Financial
Legal entity                                                   Services, Inc.
Bankruptcy filing number                                         00-5-6965-JS
                                                                 ------------
Assets:
------
Cash and cash equivalents                                       $     418,238
Cash in escrow and restricted cash                                 19,975,025
Mortgages receivable, net                                         157,390,584
Retained interests                                                 15,973,946
Intercompany receivable                                          (296,690,357)
Due from related parties                                             (331,080)
Other receivables, net                                              2,184,719
Prepaid expenses and other assets                                  10,229,430
Investment in joint ventures                                                -
Real estate and development costs                                  (7,117,750)
Property and equipment, net                                           544,381
Intangible assets, net                                                      -
                                                                -------------

                                                                $ (97,422,864)
                                                                =============

Liabilities and equity:
----------------------
Accounts payable subject to compromise                              2,563,065
Notes payable subject to compromise                                42,272,408
Accounts payable not subject to compromise                            467,907
Accrued liabilities                                                 4,755,977
Notes payable not subject to compromise                            26,110,072
Deferred income taxes                                                       -
                                                                            -
                                                                   76,169,429

Stockholders' equity                                             (173,592,293)
                                                                -------------

Total liabilities and equity                                    $ (97,422,864)
                                                                =============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended January 31, 2002

                                                                     Sunterra
                                                                    Financial
Legal entity                                                   Services, Inc.
Bankruptcy filing number                                         00-5-6965-JS
                                                                 ------------
Revenues:
--------
Vacation interests sales                                        $           -
Interest income                                                     2,211,161
Other income (loss)                                                   320,924
                                                                -------------
     Total revenues                                                 2,532,085
                                                                -------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                            -
Advertising, sales and marketing                                            -
Provision for doubtful accounts                                       284,845
Loan portfolio expenses                                               974,622
General and administrative                                              2,586
Depreciation and amortization                                          31,781
                                                                -------------
Total costs and operating expenses                                  1,293,834
                                                                -------------

Income (loss) from operations                                       1,238,251

Interest expense                                                      551,029
Other nonoperating expenses                                                 -
Realized (gain) on available-for-sale securities                            -
Equity (gain) on investment in joint ventures                               -
Bankruptcy expenses                                                         -
                                                                -------------

Income (loss) before provision for taxes                              687,222

Provision for income taxes                                                  -
                                                                -------------
Net income (loss)                                               $     687,222
                                                                =============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended January 31, 2002

                                                                     Sunterra
                                                                    Financial
Legal entity                                                   Services, Inc.
Bankruptcy filing number                                         00-5-6965-JS
                                                                 ------------
Inflows:
--------

Deposit/Collection
------------------
Operating Refunds                                               $      23,893
Sunterra Finance Servicing Fee Income                                  90,594
Employee Payroll Deduction Reimbursement                               32,269
                                                                -------------

    Subtotal-Deposit/Collection Inflows                               146,756

Other
-----
Asset Sales                                                                 -
                                                                -------------

Total Cash Inflows                                                    146,756
                                                                -------------

Outflows:
---------
Operating-Sunterra Finance                                            581,829
Payroll-Sunterra Finance                                              402,802
Insurance - Coverage Premiums                                             343
Professional Fees                                                           -
                                                                -------------

    Total Cash Outflows                                         $     984,973
                                                                -------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
January 31, 2002

                                                          Sunterra
Legal entity                                       St. Croix, Inc.
Bankruptcy filing number                              00-5-6966-JS
                                                      ------------
Assets:
-------
Cash and cash equivalents                             $    101,857
Cash in escrow and restricted cash                           1,941
Mortgages receivable, net                                        -
Retained interests                                               -
Intercompany receivable                                (12,231,393)
Due from related parties                                  (213,350)
Other receivables, net                                     181,690
Prepaid expenses and other assets                          269,393
Investment in joint ventures                                     -
Real estate and development costs                        6,711,564
Property and equipment, net                              5,021,802
Intangible assets, net                                           -
                                                      ------------

                                                      $   (156,496)
                                                      ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                     757,386
Notes payable subject to compromise                          6,375
Accounts payable not subject to compromise                 381,034
Accrued liabilities                                        574,110
Notes payable not subject to compromise                          -
Deferred income taxes                                            -
                                                      ------------
                                                         1,718,905

Stockholders' equity                                    (1,875,401)
                                                      ------------

Total liabilities and equity                          $   (156,496)
                                                      ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended January 31, 2002

                                                           Sunterra
Legal entity                                        St. Croix, Inc.
Bankruptcy filing number                               00-5-6966-JS
                                                       ------------
Revenues:
---------
Vacation interests sales                                  $       -
Interest income                                                   -
Other income (loss)                                         228,000
                                                          ---------
     Total revenues                                         228,000
                                                          ---------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                  -
Advertising, sales and marketing                                  -
Provision for doubtful accounts                               2,000
Loan portfolio expenses                                           -
General and administrative                                  377,821
Depreciation and amortization                                44,681
                                                          ---------
Total costs and operating expenses                          424,502
                                                          ---------

Income (loss) from operations                              (196,502)

Interest expense                                                  -
Equity (gain) on investment in joint ventures                     -
Bankruptcy expenses                                               -
                                                          ---------

Income (loss) before provision for taxes                   (196,502)

Provision for income taxes                                        -
                                                          ---------
Net income (loss)                                         $(196,502)
                                                          =========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended January 31, 2002

                                                              Sunterra
Legal entity                                           St. Croix, Inc.
Bankruptcy filing number                                  00-5-6966-JS
                                                          ------------
Inflows:
--------

Deposit/Collection
------------------
Escrow Funds                                                  $    716
Employee Payroll Deduction Reimbursement                        12,140
                                                              --------

    Subtotal-Deposit/Collection Inflows                         12,856

Other
-----
Asset Sales                                                          -
                                                              --------

    Total Cash Inflows                                          12,856
                                                              --------

Outflows:
---------
HOA Subsidies & Maintenance Fees                               132,242
                                                              --------

    Total Cash Outflows                                       $132,242
                                                              --------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
January 31, 2002

                                                               Williamsburg
Legal entity                                                Vacations, Inc.
Bankruptcy filing number                                       00-5-6967-JS
                                                               ------------
Assets:
------
Cash and cash equivalents                                    $            -
Cash in escrow and restricted cash                                        -
Mortgages receivable, net                                                 -
Retained interests                                                        -
Intercompany receivable                                                   -
Due from related parties                                                  -
Other receivables, net                                                    -
Prepaid expenses and other assets                                         -
Investment in joint ventures                                              -
Real estate and development costs                                         -
Property and equipment, net                                               -
Intangible assets, net                                                    -
                                                             --------------

                                                             $            -
                                                             ==============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                                    -
Notes payable subject to compromise                                       -
Accounts payable not subject to compromise                                -
Accrued liabilities                                                       -
Notes payable not subject to compromise                                   -
Deferred income taxes                                                     -
                                                             --------------
                                                                          -

Stockholders' equity                                                      -
                                                             --------------

Total liabilities and equity                                 $            -
                                                             ==============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended January 31, 2002


                                                               Williamsburg
Legal entity                                                Vacations, Inc.
Bankruptcy filing number                                       00-5-6967-JS
                                                               ------------
Revenues:
--------
Vacation interests sales                                     $           -
Interest income                                                          -
Other income (loss)                                                      -
                                                             -------------
     Total revenues                                                      -
                                                             -------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                         -
Advertising, sales and marketing                                         -
Provision for doubtful accounts                                          -
Loan portfolio expenses                                                  -
General and administrative                                               -
Depreciation and amortization                                            -
                                                             -------------
Total costs and operating expenses                                       -
                                                             -------------

Income (loss) from operations                                            -

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                             -------------

Income (loss) before provision for taxes                                 -

Provision for income taxes                                               -
                                                             -------------
Net income (loss)                                            $           -
                                                             =============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended January 31, 2002


                                                               Williamsburg
Legal entity                                                Vacations, Inc.
Bankruptcy filing number                                       00-5-6967-JS
                                                               ------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
January 31, 2002

                                                                     Design
                                                            Internationale-
Legal entity                                                      RMI, Inc.
Bankruptcy filing number                                       00-5-8313-JS
                                                               ------------
Assets:
------
Cash and cash equivalents                                      $          -
Cash in escrow and restricted cash                                        -
Mortgages receivable, net                                                 -
Retained interests                                                        -
Intercompany receivable                                           3,082,831
Due from related parties                                                  -
Other receivables, net                                              181,343
Prepaid expenses and other assets                                         -
Investment in joint ventures                                              -
Real estate and development costs                                         -
Property and equipment, net                                               -
Intangible assets, net                                         ------------
                                                                          -

                                                               $  3,264,174
                                                               ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                            1,533,458
Notes payable subject to compromise                                       -
Accounts payable not subject to compromise                              108
Accrued liabilities                                                       -
Notes payable not subject to compromise                                   -
Deferred income taxes                                                     -
                                                               ------------
                                                                  1,533,566

Stockholders' equity                                              1,730,608
                                                               ------------

Total liabilities and equity                                   $  3,264,174
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended January 31, 2002

                                                                     Design
                                                            Internationale-
Legal entity                                                      RMI, Inc.
Bankruptcy filing number                                       00-5-8313-JS
                                                               ------------
Revenues:
--------
Vacation interests sales                                       $          -
Interest income                                                           -
Other income (loss)                                                       -
                                                               ------------
     Total revenues                                                       -
                                                               ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                          -
Advertising, sales and marketing                                          -
Provision for doubtful accounts                                           -
Loan portfolio expenses                                                   -
General and administrative                                                -
Depreciation and amortization                                             -
                                                               ------------
Total costs and operating expenses                                        -
                                                               ------------

Income (loss) from operations                                             -

Interest expense                                                          -
Equity (gain) on investment in joint ventures                             -
Bankruptcy expenses                                                       -
                                                               ------------

Income (loss) before provision for taxes                                  -

Provision for income taxes                                                -
                                                               ------------
Net income (loss)                                              $          -
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended January 31, 2002

                                                                     Design
                                                            Internationale-
Legal entity                                                      RMI, Inc.
Bankruptcy filing number                                       00-5-8313-JS
                                                               ------------
Inflows:
-------
Deposit/Collection

Operating Refunds                                              $          -
                                                               ------------
    Subtotal-Deposit/Collection Inflows                                   -

Other
-----
Asset Sales                                                               -
                                                               ------------

    Total Cash Inflows                                                    -
                                                               ------------

Outflows:
--------
Operating-Resorts                                                         -
                                                               ------------

    Total Cash Outflows                                        $          -
                                                               ------------